                                                                  EXHIBIT 10.6



                          Supplemental Agreement No. 5

                                       to

                           Purchase Agreement No. 2241

                                     between

                               The Boeing Company

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION

                      Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of December 29, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and International Lease Finance Corporation, a corporation with its principal offices in Los Angeles, California (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement No. 2241 dated July 30, 1999, relating to Boeing Model 737 aircraft (the Purchase Agreement) and;

     WHEREAS, the parties desire to supplement the Purchase Agreement to correct erroneous data inputs made in Table 1 at the time of execution of Supplemental Agreement #4, to the Special Features Price and the Detail Specification of the
* Aircraft (MSN *) and to the MSN of * Aircraft (Changing the MSN from * to
*), and;

     WHEREAS, the parties desire to supplement the Purchase Agreement to change the Optional Features Price of the * Aircraft (MSN *) to reflect the cost of a Thrust Rating increase from * to * which was not included in the Exhibit A-1 of the Purchase Agreement at the time of execution of Supplemental Agreement #4 and to revise and replace Exhibit A-1 to incorporate this change, and;

     WHEREAS, the parties desire to supplement the Agreement to revise the lessee designations of the * Aircraft (MSN *) from * to *, and the * Aircraft (MSN *) from * to *, and;


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. 2241                                                                  SA-5

     WHEREAS, the parties desire to supplement the Agreement to create the following Exhibit A:


                        Lessee                        Minor Model
                       --------                       -----------
         Exhibit A-2       *                            737-809
         Exhibit A-3       *                            737-8Q8
         Exhibit A-4       *                            737-83N
         Exhibit A-5       *                            737-7K2

and;

     WHEREAS, the parties desire to supplement the Agreement to designate lessees and minor models for the following model 737 Aircraft:


                                          BEFORE SA5           SA5
      DELIVERY    MSN      LESSEE         MINOR MODEL      MINOR MODEL
      *           *        *                  -700             -809
      *           *        *                  -700             -809
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -83N
      *           *        *                  -700             -8Q8
      *           *        *                  -700             -83N
      *           *        *                  -700             -8Q8
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -83N
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -8Q8
      *           *        *                  -700             -83N
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -7Q8
      *           *        *                  -700             -7K2


     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents (attached) is substituted in lieu thereof.

2. Exhibit A-1 of the Agreement is deleted in its entirety and a new Exhibit A-1 (attached) is substituted in lieu thereof.

3.   Exhibits A-2, A-3, A-4 and A-5 are added.


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. 2241                                                                  SA-5

4. Table 1 to the Purchase Agreement entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Table 1 (attached) to reflect the following:

     (a)  Changes the MSN for the * Aircraft on page T-800-1 of Table 1 from MSN
          * to MSN *

     (b) Revises the Optional Features Price to be * and the Detail Specification to be D6-38808-4; Rev. F, 4/30/99 for the * Aircraft (MSN *)

     (c) Revises the Optional Features Price, Aircraft Basic Price and Advance Payment Price of the following Aircraft:

             DELIVERY      MSN      LESSEE         MINOR MODEL
             *             *        *                -8K2

     (d) Moves the following aircraft from Page T-700-1 to Page T-800-1 of Table 1:


             DELIVERY      MSN      LESSEE         MINOR MODEL
             *             *        *                 -809
             *             *        *                 -809
             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -83N


     (e) Revises Detail Specification, Exhibit Number, Special Features Price, Aircraft Basic Price and Advance Payment Base Price of the following aircraft:


             DELIVERY      MSN      LESSEE         MINOR MODEL
             *             *        *                 -809
             *             *        *                 -809
             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -83N



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. 2241                                                                  SA-5


             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -83N
             *             *        *                 -7K2

     (f)  adds 3 letter lessee identification for the following aircraft:


             DELIVERY      MSN      LESSEE         MINOR MODEL
             *             *        *                 -809
             *             *        *                 -809
             *             *        *                 -7Q8
             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -83N
             *             *        *                 -8Q8
             *             *        *                 -7Q8
             *             *        *                 -7Q8
             *             *        *                 -83N
             *             *        *                 -7Q8
             *             *        *                 -8Q8
             *             *        *                 -83N
             *             *        *                 -7Q8
             *             *        *                 -7Q8
             *             *        *                 -7Q8
             *             *        *                 -7K2

     (g)  Modifies the Detail Specification Summary on Page T-9

5. The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

     EXECUTED IN DUPLICATE as of the day and year first above written.



     THE BOEING COMPANY                          INTERNATIONAL LEASE
                                                 FINANCE CORPORATION



By:  /s/ Nobuko Wiles                        By: /s/ Marty Olsen
     -----------------------                     -----------------------


Its:    Attorney-In-Fact                     Its: VP
     -----------------------                      ----------------------


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. 2241                                                                  SA-5

                                TABLE OF CONTENTS


                                                                         SA
ARTICLES                                                               NUMBER
--------                                                               ------

       1.         Quantity, Model and Description

       2.         Delivery Schedule

       3.         Price

       4.         Payment

       5.         Miscellaneous

TABLE
-----

       1.         Aircraft Information Table                           SA-5

EXHIBIT
-------

       A.         Aircraft Configurations                              SA-5

       A-1        ILFC/* Configuration - 737-8K2                       SA-4

       A-2        ILFC/*-809 Configuration - 737-809                   SA-5

       A-3        ILFC/*-8Q8 Configuration - 737-8Q8                   SA-5

       A-4        ILFC/*-83N Configuration - 737-83N                   SA-5

       A-5        ILFC/*-7K2 Configuration - 737-7K2                   SA-5

       B.         [NOT USED]

SUPPLEMENTAL EXHIBITS
---------------------

       BFE1.      BFE Variables

       CS1.       Customer Support Variables - Category 1
                  (New Model Training/Documents)

       CS2.       Customer Support Variables - Category 2
                  (Major Model Differences Training/Documents)

       CS3.       Customer Support Variables - Category 3
                  (Minor Model Differences Training/Documents)

       EE1. Engine Escalation/Engine Warranty and Patent Indemnity, General Electric CF56-7B Engines

       SLP1.      Service Life Policy Components


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. 2241                           i                                     SA-5

                                                                          SA
LETTER AGREEMENTS                                                       NUMBER
-----------------                                                       ------

       6-1162-APS-501         Aircraft Performance Guarantees

       6-1162-APS-502         Advance Payments

       6-1162-APS-503                                     -
                              SUPERSEDED by 6-1161-APS-503R1             SA-4

       6-1162-APS-503R1       Special Contractual Matters                SA-4

       6-1162-APS-504         Flexibility Matters

       6-1162-APS-505         *         -
                              SUPERSEDED by  6-1161-JDR-1142             SA-4

       6-1161-JDR-1142        * Matters                                  SA-4

       6-1162-APS-506         Baseline Pricing

       6-1162-APS-507         Escalation Exhibit D-98

       6-1162-APS-508         *
                              SUPERSEDED by 6-1161-JDR-1136              SA-4

       6-1161-JDR-1136        *                                          SA-4

       6-1162-APS-509         Customer Services Matters                  SA-4

       6-1162-APS-510         Miscellaneous Other Matters

       6-1162-APS-511         Model 737-900 Configuration Matters




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. 2241                            ii                                   SA-5

                                    TABLE 1
                         TO PURCHASE AGREEMENT NO. 2241
                  MODEL 737-700/-800/-900 AIRCRAFT INFORMATION

737 AIRCRAFT SPECIFICATION SUMMARY
----------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
       P.A.                                 Specification;              Maximum Takeoff                                Engine
     Exhibit          Description               Revision                    Weight                Engine               Thrust
-----------------------------------------------------------------------------------------------------------------------------------
       A-700            ILF Baseline         D6-38808-4; Rev. G,                *              CFMI CFM56-7B20             *
                                                    9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       A-800            ILF Baseline         D6-38808-18; Rev. G,               *              CFMI CFM56-7B24             *
                                                    4/7/00
-----------------------------------------------------------------------------------------------------------------------------------
       A-900            ILF Baseline           D019A001; Rev. B                 *              CFMI CFM56-7B24             *
                                                   11/30/98
-----------------------------------------------------------------------------------------------------------------------------------
        A-1                  *               D6-38808-16; Rev. E                *              CFMI CFM56-7B27             *
                                                   4/19/00
-----------------------------------------------------------------------------------------------------------------------------------
        A-2                  *             D019A001*38P-1; Rev A                *               CFMI CFM56-7               *
                                                   8/31/00
-----------------------------------------------------------------------------------------------------------------------------------
        A-3                  *               D6-38808-18; Rev. G                *              CFMI CFM56-7B27             *
                                                    4/7/00
-----------------------------------------------------------------------------------------------------------------------------------
        A-4                  *             D019A001*38P-1; Rev A,               *            CFMI CFM56-7B27/B1            *
                                                   10/3/00
-----------------------------------------------------------------------------------------------------------------------------------
        A-5                  *             D019A001*37P-1 11/1/00               *              CFMI CFM56-7B24             *
-----------------------------------------------------------------------------------------------------------------------------------

737 AIRCRAFT ESCALATION DATA

--------------------------------------------------------------------------------------------
            Price Base Year                        Airframe and Engine Escalation
                                                        (Base Year Index)
--------------------------------------------------------------------------------------------
                     *                                *                         *
                    ------------------------------------------------------------------------
                                                      *                         *
--------------------------------------------------------------------------------------------





----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-9                12/8/2000 3:40 PM SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL  AIRCRAFT                                 ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES   BASIC                    ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE     PRICE      ESCALATION    CREDIT MEMO     BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)       (*)         FACTOR      (ESTIMATED)     PRICE
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.F 4/30/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *     A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-700-1                       12/8/2000 SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL   AIRCRAFT                               ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES    BASIC                  ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE      PRICE    ESCALATION   CREDIT MEMO      BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)        (*)      FACTOR      (ESTIMATED)      PRICE
-----------------------------------------------------------------------------------------------------------------------------------

       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *        *      A-5     D019A001*37P-1       *          *          *           *               *          *
                                            11/1/00
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-700-2                       12/8/2000 SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL   AIRCRAFT                                ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES    BASIC                   ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE      PRICE    ESCALATION    CREDIT MEMO      BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)        (*)       FACTOR      (ESTIMATED)      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-700-3                       12/8/2000 SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL  AIRCRAFT                                 ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES    BASIC                   ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE      PRICE     ESCALATION    CREDIT MEMO     BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)        (*)        FACTOR      (ESTIMATED)     PRICE
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-700-4                       12/8/2000 SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL  AIRCRAFT                                 ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES   BASIC                    ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE     PRICE      ESCALATION    CREDIT MEMO     BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)       (*)         FACTOR      (ESTIMATED)     PRICE
-----------------------------------------------------------------------------------------------------------------------------------

       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-700-5                       12/8/2000 SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-700 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL  AIRCRAFT                                 ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES   BASIC                    ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE     PRICE      ESCALATION    CREDIT MEMO     BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)       (*)         FACTOR      (ESTIMATED)     PRICE
-----------------------------------------------------------------------------------------------------------------------------------

       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------
       *        *       tbd    A-700      D6-38808-4;        *          *          *           *               *          *
                                         Rev.G 9/1/99
-----------------------------------------------------------------------------------------------------------------------------------



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-700-6                       12/8/2000 SA-5

                                     TABLE 1
                         to Purchase Agreement No. 2241
                       Model 737-800 AIRCRAFT INFORMATION

737 AIRCRAFT PRICE SUMMARY
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     OPTIONAL  AIRCRAFT                                 ADVANCE
SCHEDULED      MFR'S                                      AIRFRAME   FEATURES   BASIC                    ESCALATION     PAYMENT
MONTH OF      SERIAL                     SPECIFICATION;    PRICE      PRICE     PRICE      ESCALATION    CREDIT MEMO     BASE
DELIVERY      NUMBER   LESSEE  P.A. EX.    REVISION         (*)        (*)       (*)         FACTOR      (ESTIMATED)     PRICE
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *        A-800     D6-38808-18;         *          *         *            *              *            *
                                        Rev. G, 4/7/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-1      D6-38808-16;         *          *         *            *              *            *
                                        Rev. E, 4/19/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-2      D019A001*38P-1;      *          *         *            *              *            *
                                        Rev. A, 8/31/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-2      D019A001*38P-1;      *          *         *            *              *            *
                                        Rev. A, 8/31/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-4      D019A001*38P-1;      *          *         *            *              *            *
                                        Rev. A, 10/3/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-3      D6-38808-18;         *          *         *            *              *            *
                                        Rev. G, 4/7/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-4      D019A001*38P-1;      *          *         *            *              *            *
                                        Rev. A, 10/3/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *        A-800     D6-38808-18;         *          *         *            *              *            *
                                        Rev. G, 4/7/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-4      D019A001*38P-1;      *          *         *            *              *            *
                                        Rev. A, 10/3/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-3      D6-38808-18;         *          *         *            *              *            *
                                        Rev. G, 4/7/00
-----------------------------------------------------------------------------------------------------------------------------------
       *      *      *         A-4      D019A001*38P-1;      *          *         *            *              *            *
                                        Rev. A, 10/3/00
-----------------------------------------------------------------------------------------------------------------------------------




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                       T-800-1            12/14/2000 3:58 PM SA-5

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION



                  Exhibit A-1 to Purchase Agreement Number 2241


                             MODEL 737-8K2 AIRCRAFT

                            THE ILFC/* CONFIGURATION


















----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-i                               SA-5

                             AIRCRAFT CONFIGURATION

                             Dated December 29, 2000

                                   relating to

                          BOEING MODEL 737-8K2 AIRCRAFT

                            THE ILFC/* CONFIGURATION


     The Detail Specification is Detail Specification D6-38808-16 Revision E dated as of April 19, 2000 including Changes identified below. Such Detail Specification includes the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).

The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.














----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-1-1                               SA-5

Exhibit A-1 to
Purchase Agreement No. 2241
Page 2

                                                                       *
CHANGE No.            TITLE                                          PRICE
============================================================       ==========

0220CH3364             TEN MINUTE TAKEOFF THRUST POWER - C             *
0221CG3017             CATEGORY IIIA (50 FOOT DECISION HEI             *
0221CH3024             CATEGORY IIA (50FT DEXISION HEIGHT)             *
0252CG3032             CARGO COMPARTMENT PLACARDS - KILOGR             *
0252CG3036             METRIC UNITS FOR FLIGHT MANUAL, OPE             *
0252MP3062             CARGO CMCPTMT PLACARDS                          *
0252MP3086             AIRPLANE FLIGHT MANUALS IN JAA FORM             *
0252MP3097             OPERATIONS MANUAL IN JAA FORMAT                 *
0253MP3109             SELECTED BFE TO SPE                             *
0310CH3445             WEIGHT COLLECTOR - INCREASE MAXIMUM             *
0310CH3448             INCRS MTOGW TO 173.000 LBS                      *
0310MP3555             WEIGHT COLLECTORS - MZFW 138300                 *
0310MP3556             MTOGW 174200                                    *
0310MP3557             INCR MAX LDG WT 146300 ILO 144000               *
0372CH3001             RAMP NOISE REDUCTION FEATURE - APU              *
1110CG3289             ENGINE WARNING STRIPES AND DECALS -             *
1110CH3338             EXTERIOR MARKINGS - *                           *
1110CH3353             EXTERIOR DECORATIVE FINISH - AVIOX              *
1121CG3008             EMERGENCY EXTERIOR CHOP-IN MARKINGS             *
1124CG3006             EXTERIOR REGISTRY MARKINGS                      *
1130CH3067             OWNER'S NAMEPLATES - FLIGHT COMPART             *
2130CG3039             600 FPM CABIN PRESSURE ASCENT RATE              *
2130CG3042             500 FPM CABIN PRESSURE DESCENT RATE             *
2158MP3020             E8 RACK COOLING DUCT INSTALL-DELETE             *
2160CG3017             CABIN TEMPERATURE INDICATOR - DEGRE             *
2170CG3002             CATALYTIC CONVERTERS - INSTALLATION             *
2210CG3051             DFCS - SPEED/ALT INTER                          *
2210CG3195             DIGITAL FLIGHT CONTROL SYSTEM (DFCS             *
2210CG3198             DIGITAL FLIGHT CONTROL SYSTEM (DFCS             *
2210CG3199             DIGITAL FLIGHT CONTROL SYSTEM (DFCS             *
2210CG3209             DIGITAL FLIGHT CONTROL SYSTEM (DFCS             *
2210CG3236             DIGITAL FLIGHT CONTROL SYSTEM (DFCS             *
2210CH3263             DIGITAL FLIGHT CONTROL SYSTEM (DFCS             *
2310CH3027             RADIO TUNING PANELS (RTP) - INSTALL             *
2311CH3412             SINGLE HF COMMUNICATIONS - COMPLETE             *
2311MP3597             SINGLE HIGH FREQUENCY SYSTEM ADD                *
2312CH3391             VHF COMMUNICATIONS - 8.33KHZ FREQUE             *
2312CH3473             TRIPLE VHF COMMUNICATIONS - INSTALL             *
2312MP3677             RTP-REV-REMOVE 3RD RTP FROM AISLEST             *
2321CG3528             SELCAL DECODER - INSTALLATION - BFE             *
2321CG3529             SELCAL CONTROL PANEL - INSTALLATION             *
2321CH3574             SELCAL SYS DEACTIVATION-FLT DECK                *
2322CH3408             COMMUNICATIONS MANAGEMENT UNIT (CMU             *
2322CH3411             COMMUNICATIONS MANAGEMENT UNIT (CMU             *
2322CH3444             SNGL INSTL CMU ALLIED SIGNAL                    *
2322MP3474             MODIFY ARINC 758/INSTALL ARINC 724B             *
2322CH3593             MLTPURPOSE INTERACTIVE DISPLAY UNIT             *
2324CH3024             EMERGENCY LOCATOR TRANSMITTER - REV             *
2324CH3024             EMERGENCY LOCATOR TRANSMITTER - REV             *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-2                               SA-5

Exhibit A-1 to
Purchase Agreement No. 2241
Page 3

                                                                       *
CHANGE No.             TITLE                                         PRICE
============================================================       ==========

2324CH3025             EMERGENCY LOCATOR TRANSMITTER (3 FR             *
2324MP3035             EMERG LOCATOR TRANSMITTER AUTOMATIC             *
2331CH3159             PASSENGER ADDRESS SYSTEM - COLLINS              *
2331MP3224             ATTENDANT STOWAGEBOX DEL/RELOC                  *
2332CH3556             VIDEO ENTERTAINMENT SYSTEM - PARTIA             *
2332CH3558             BFE - SONY VIDEO ENTERTAINMENT SYST             *
2334CH3271             ATTENDANT CALL SYSTEM - SPLIT ATTEN             *
2334CH3304             AUDIO ENTERTAINMENT SYSTEM - BFE SO             *
2334CH3320             AUDIO ENTERTAINMENT SYSTEM - BFE SO             *
2341CH3007             INTERPHONE SYSTEM REVISION                      *
2342CH3012             FLIGHT ATTENDANT HANDSET - REVISION             *
2350CG3158             CONTROL WHEEL INTERPHONE SWITCH                 *
2350CH3201             AUDIO SELECTOR PANEL - INSTALLATION             *
2350CH3248             INTERPHONE SYSTEM - FLIGHT DECK CAL             *
2350CH3258             LOGO/PHOTOPRINT FRME INST FLYAWAY               *
2370CH3183             SOLID STATE VOICE RECORDER WITH TWO             *
2420CH3404             POWER SYSTEM - 90 KVA POWER FEEDERS             *
2433CG3136             STANDBY POWER - AIR TRAFFIC CONTROL             *
2433CH3153             STANDBY POWER - LOADS ADDITION - FM             *
2433CG3157             STANDBY POWER - 60-MINUTE CAPABILIT             *
2511CG3076             SECOND OBSERVER'S SEAT - ADDITION               *
2511CG3077             SECOND OBSERVER'S SUPPORT EQUIPMENT             *
2511CH3081             FLIGHT DECK ID PLACARD - AIRPLANE N             *
2520CH3018             FLIGHT ATTENDANT CHECKIST HOLDER                *
2520CH3892             MONUMENT ARRANGEMENT -  GALLEYS G1,             *
2520CH3893             ALTERNATE INTERIOR ARRANGEMENT CERT             *
2520CH3908             INTERIOR ARRANGEMENT -  184 TOURIST             *
2521MP3029             MOD HARDPTS & FOOT PRNTS FOR GALLEY             *
2521CH3258             LOGO/PHOTOPRINT FRAME INSTALL                   *
2521MP3306             INSULATION BLKT-REV-PRVS/WINDW PLUG             *
2523MP3167             PASSENGER SERVICE UNIT - ATTENDANT              *
2523MP3168             SEAT ROW INDICATORS CHARACTER                   *
2524MP3628             MOVEABLE CLASS DIVIDER-PROVISIONS               *
2527MP3180             KICKSTRIP INSTERT REV                           *
2528CH3224             CENTERLINE OVERHEAD STOWAGE COMPART             *
2528CH3225             CENTERLINE OVERHEAD STOWAGE COMPART             *
2528CH3226             CENTERLINE OVERHEAD STOWAGE COMPART             *
2528CH3227             EMERGENCY EQUIPMENT STOWAGE BOXES -             *
2528CH3228             EMERGENCY EQUIPMENT STOWAGE BOXES -             *
2529CH3527             FLIGHT ATTENDANT SEATS - REVISION T             *
2530CH3687             INTERGAL CHILLER - GALLEY G2/G2A -              *
2530CH3690             INTERGAL CHILLER - GALLEY G7/G7A (K             *
2530CH3696             GALLEY G4B - INSTALLATION OF SYSTEM             *
2530CH3697             GALLEY G2 - INSTALLATION OF PARTIAL             *
2530CH3701             GALLEY G7 - INSTALLATION OF PARTIAL             *
2530CH3702             GALLEY G4B - INSTALLATION OF HARDPO             *
2530CH3703             GALLEY G1 - INSTALLATION OF PARTIAL             *
2530CH3706             INTERGAL CHILLER - GALLEY G4B - INS             *
2530CH3711             GALLEY G2/G2A - INSTALLATION OF HAR             *




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-3                               SA-5

Exhibit A-1 to
Purchase Agreement No. 2241
Page 4

                                                                       *
CHANGE No.             TITLE                                         PRICE
============================================================       ==========

2530MP3786             GALLEY G7 INSTL OF PRTL PROVS                   *
2540CH3225             LAVATORY LA - INSTALLATION OF PARTI             *
2540CH3226             LAVATORY LD - INSTALLATION OF PARTI             *
2540CH3227             LAVATORY LE - INSTALLATION OF PARTI             *
2540CH3240             HANDICAP ASSIST RAIL ORIENTATION -              *
2540CH3249             LAVATORY AMENITIES COLLECTOR - LAVA             *
2540CH3250             DOOR LOCK - LAVATORY LD, LE - ADAMS             *
2540CH3251             DUAL FACIAL TISSUE DISPENSER - INST             *
2540CH3251             DUAL FACIAL TISSUE DISPENSER - INST             *
2540CH3277             LAVATORY ASHTRAY - RELOCATION                   *
2541CH3072             COAT HOOK - INSTALLATION - LAVATORI             *
2550CG3210             CARGO COMPARTMENT NETS WITH NYLON T             *
2550CG3220             FWD AND AFT CARGO COMPARTMENT FLOOR             *
2550CG3226             FWD AND AFT CARGO COMPARTMENT LININ             *
2550CH3271             CARGO COMPARTMENT CARGO RESTRAINT S             *
2550MP3364             CARGO COMP CARGO RESTRAINT SYS-DEL              *
2560CH3294             FLIGHT DECK EMERGENCY EQUIPMENT - S             *
2560CH3314             OVERWATER EMERGENCY EQUIPMENT - INS             *
2560CH3324             EMERGENCY EQUIPMENT COLLECTOR - INS             *
2560MP3339             SMOKE HOOD & MEGAPHONE-BFE RELOC                *
2562CH3116             LIFE VEST INSTALLATION - FOUR FLIGH             *
2563CH3017             AURAL EMERGENCY EVACULATION ALARM A             *
2564CH3088             FLIGHT DECK EMERGENCY EQUIPMENT - R             *
2564MP3135             FIRST AID KITS-REPLACE DME(BFE) ILO             *
2614CH3085             JAMCO LAVATORY SMOKE DETECTOR SYSTE             *
2622MP3013             APU FIRE BOTTLE REVISION - INTERCHA             *
2622CH3022             APU FIRE EXTINGUISHING SYSTEM - AUT             *
2626CG3024             FIRE EXT. INSTL                                 *
2841CG3093             INCREASED FUEL SYSTEM ACCURACY - IN             *
2841CG3095             FUEL QUANTITY INDICATORS ON RIGHT W             *
2844CG3043             MEASUR STICK CONVERS TABLES-KILOGRM             *
2901CH3018             REPLACEMENT OF ALUMINUM HYDRAULIC F             *
2910CG3094             ENGINE DRIVEN HYDRAULIC PUMP WITH V             *
2910CG3098             AC MOTOR-DRIVEN HYDRAULIC PUMPS - I             *
3040CG3040             FLIGHT COMPARTMENT HEATING - NO. 3              *
3120CH3020             FLIGHT DECK - MECHANICAL TIMER - IN             *
3120MP3026             CAPTAINS AND FIRST OFFICERS CLOCKS              *
3120CH3042             MECHANICAL TIMER-RELOCATE AFT OVER-             *
3131CG3673             ACCELEROMETER - INSTALLATION - BFE              *
3131CG3684             DIGITAL FLIGHT DATA RECORDING SYSTE             *
3131CH3762             DIGITAL FLIGHT DATA ACQUISTION UNIT             *
3131CG3808             SOLID STATE DIGITAL FLIGHT DATA REC             *
3131CH3822             DFDAU - ACMS AIRLINE SOFTWARE - LOA             *
3135CH3084             MILTOPE ARINC 744 FULL FORMAT PRINT             *
3135MP3157             REV ARINC 744 MLTIPRT FULL FRMT PRT             *
3135CH3163             ACMS EVENT/PRINT SWITCH RELOCATION              *
3162CG3013             EFIS/MAP DISPLAY FORMAT                         *
3162CG3014             PFD/ND DISPLAY FORMAT                           *
3162CG3015             FLIGHT DIRECTOR COMMAND DISPLAY - S             *




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-4                               SA-5

Exhibit A-1 to
Purchase Agreement No. 2241
Page 5

                                                                       *
CHANGE No.             TITLE                                         PRICE
============================================================       ==========

3162CG3016             FLT DRCTR COMND DSPL-FIL INTGRT CUE             *
3162CG3019             RADIO ALTITUDE DISPLAY - ROUND DIAL             *
3162CG3021             RADIO ALTITUDE - BELOW ADI                      *
3162CG3022             RISING RUNWAY DISPLAY                           *
3162CG3025             RADIO ALTITUDE HEIGHT ALERT DISPLAY             *
3162CG3027             ATTITUDE COMPARATOR-FLASHING                    *
3162CG3028             SINGLE CHANNEL AUTOPILOT ANNUNCIATI             *
3162CG3030             LOICALIZER BACKCOURSE POLARITY-NON              *
3162CG3033             MAP MODE ORIENTATION - HEADING UP               *
3162CG3036             AUTOTUNED NAVAIDS - DISPLAYED                   *
3162CG3037             AUTOTUNED NAVAIDS - SUPPRESSED                  *
3162CG3038             MANUALLY TUNED VOR SELECTED COURSE              *
3162CG3039             MNL TUNE VOR SLCT COURSE LINE-SUPRS             *
3162CG3040             ADF POINTER(S) IN MAP MODE - FULL T             *
3162CG3043             POSITION DIFFERENCE - FULL TIME DIS             *
3162CG3044             WEATHER RADAR RANGE INDICATORS - RA             *
3162CG3052             TCAS RESOLUTION ADVISORY ON ADI                 *
3162MP3053             TCAS RESOLUTION ADVISORY ON IVSI                *
3162CG3056             ANALOG FAILURE FLAGS - NOT DISPLAYE             *
3162CG3105             ENGINE INSTRUMENTS DISPLAY - OVER A             *
3162CG3107             CDS FUEL FLOW DISPLAY - FULL TIME               *
3162CG3108             OIL QUANTITY DISPLAY - LITERS                   *
3162CG3110             DA/MDA BARO BUG - ADDITION TO PFD A             *
3162CH3136             CONTROL SURFACE POSITION INDICATOR              *
3162MP3148             CDS SOFTWARE CHG-EFIS MAP FORMAT                *
3162MP3159             REV TO SUPPRESS DISPLAY AUTOTUNED               *
3162MP3235             COMMON DISPLAY SYS REV PFD/ND FORMA             *
3162A072A09            REMOVE V1 AURAL CALLOUT FEATURE                 *
3240CG3229             NOSE AND MAIN LANDING GEAR WHEELS A             *
3245CG3040             BIAS NOSE LANDING GEAR TIRES - 27X7             *
3250CG3008             NOSE GEAR STEERING CONTROL WHEEL -              *
3321CH3028             FORWARD ENTRY OVERHEAD LIGHT - AUTO             *
3321CH3029             RAPID DECOMPRESSION LIGHTING - REVI             *
3321CH3030             FRWD ENTRY OVHD LIGHT BEZEL INSTAL              *
3342CG3024             NOSE GEAR TAXI LIGHT - INSTALLATION             *
3343CH3042             POSITION/STROBE LIGHTS - SWITCH ARR             *
3345CH3030             LOGO LIGHTS - SWITCH AUTO MODE - AD             *
3351CH3033             FLOOR PROXIMITY EMERGENCY ESCAPE PA             *
3351MP3054             FLOOR PROXIMITY LIGHTING SYST-REV               *
3351MP3071             EXIT SIGN RELOCATION MID CABIN                  *
3421CH3066             IRS MODE SELECT UNIT - GPS CAPABLE              *
3422CH3381             STANDBY RMI - DELETION                          *
3422MP3411             STANDBY RMI - ADDITION                          *
3423CH3042             STANDBY FLIGHT DISPLAY - PARTIAL PR             *
3430CG3034             MMR-PARTIAL PROV. FOR DUAL MLS                  *
3430CG3054             MMR PARTIAL PROV FOR GLOBAL POSIT               *
3430CG3060             MMR-INSTAL OF ILS/GPS BFE ROCKWELL              *
3433CG3058             LOW RANGE RADIO ALTIMETER (LRRA) -              *
3443CG3184             WEATHER RADAR - INSTALLATION - TRAN             *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-5                               SA-5

Exhibit A-1 to
Purchase Agreement No. 2241
Page 6

                                                                       *
CHANGE No.             TITLE                                         PRICE
============================================================       ==========

3443CH3189             WEATHER RADAR SYSTEM - PARTIAL PROV             *
3443CH3217             WEATHER RADAR SPLIT FUNCTION CONTRO             *
3445CH3246             TCAS II - INSTALLATION - BFE HONEYW             *
3446CH3157             GPWS "BANK ANGLE" VOICE CALLOUT - D             *
3446CH3180             GPWS RADIO ALTITUDE VOICE CALLOUTS              *
3446MP3196             ENHANCED GROUND PROXIMITY WARNING S             *
3446MP3202             GRND PROX MODE 6 VOICE CALLOUT                  *
3446MP3208             GPWS BANK ANGLE VOICE CALLOUT                   *
3451CG3005             VOR/MARKER BEACON - INSTALLATION -              *
3453CH3284             ATC CONTROL PANEL - GABLES P/N G699             *
3455CG3120             DISTANCE MEASURING EQUIPMENT (DME)              *
3457CG3113             AUTOMATIC DIRECTION FINDER (ADF) -              *
3457CG3135             AUTOMATIC DIRECTION FINDER (ADF) CO             *
3461CG3424             FMC FLIGHT NUMBER ENTRY                         *
3461CG3427             FMC POSITION UPDATE AND RUNWAY DIST             *
3461CG3433             FMS BUILT-IN TEST EQUIPMENT PRINTER             *
3461CG3463             FMC OPERATION WITH ASPIRATED TAT PR             *
3461CG3465             MULTIPURPOSE CDU WITH FMC, ACARS, A             *
3461CG3490             BOEING FURNISHED NAVIGATION DATA BA             *
3461CH3540             AIRBORNE DATA LOADER - INSTALLATION             *
3461CH3559             FMC-ACTIVATION-QRB TAKEOFF SPEEDS               *
3461CH3561             FMC - ACTIVATION - ALTERNATE DESTIN             *
3461CH3562             FMC - ACTIVATION - RETENTION OF WAY             *
3461CH3563             FMC-ACTIVATION-SPEED & ALTITUDE                 *
3461CH3564             FMC - ACTIVATION - MESSAGE RECALL               *
3461CH3565             FMC - ACTIVATION - ACARS ARINC 724B             *
3461CH3579             FMC - NAVIGATION DATABASE CAPACITY              *
3461CH3655             FMC - POST DELIVERY MODIFICATION FO             *
3461CH3656             DISPLAY SELECT MOD P5-28 ADD OF FL.             *
3461CH3665             FMCS OPTIONAL FEATURE - JAA FLIGHT              *
3461MP3722             ADL/PDL SWTCHING CAPABILITY                     *
3500CG3018             OXYGEN SYSTEM - ALL TUBING AND FITT             *
3510CG3098             CREW OXYGEN CYLINDER - 114 CUBIC FE             *
3510CH3110             CREW OXYGEN SYSTEM - CAPTAIN, FIRST             *
3510MP3137             CREW OXY SYS-CAPT,FOFC,FOBS                     *
3510MP3139             CREW OXY SYS-2ND OBS                            *
3520MP3034             ATTENDANT OXYGEN MASKS IN ENCLOSED              *
3530CH3114             PORTABLE OXYGEN - ADDITION - PASSEN             *
3810CH3081             POTABLE WATER SYSTEM - FILTER INSTA             *
3811CH3003             HEATER POTABLE SUPPLY LINES - UNDER             *
3811CH3003             HEATER POTABLE SUPPLY LINES - UNDER             *
3831CG3027             GRAY WATER DRAIN ROUTING REVISION -             *
3832CH3101             VACUUM WASTE SYSTEM - INSTALLATION              *
3910CH3136             AFT OVERHEAD PANEL - HEADSTRIKE PRO             *
3910CH3155             AFT ELECTRONICS PANEL ARRANGEMENT               *
3910CH3203             AFT ELECTRONICS PANEL (P8) REARRAN-             *
3910CH3204             AFT OVERHEAD PANEL(P5) REARRANGMNT              *
3920CH3112             E/E EQUIPMENT (E5-1) SHELF INSTALLA             *
3920MP3134             AUX E/E EQUIPMENT RACK(38)-DELETION             *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-6                               SA-5

Exhibit A-1 to
Purchase Agreement No. 2241
Page 7

                                                                       *
CHANGE No.            TITLE                                          PRICE
============================================================       ==========

4960MP3024             APU SOFTWARE LOADING-ONBOARD FROM               *
5200CG3021             HOLD OPEN LOCK INSTALLATION - ENTRY             *
5312CH3106             DELETION OF HAND PUMP FOR THRUST                *
5320CH3035             FLOOR PANEL REPLACEMENT - HEAVY DUT             *
5320MP3056             FLOOR PANELS-REPLACEMENT                        *
7110MP3012             DEL HAND PUMP FOR THRUST REVERSER C             *
7200CG3246             AIRPLANE PERFORMANCE:  CFM56-7 ENGI             *
7200CH3292             INTERMIX/SUBSTTITUTION/DERATE OF CF             *
7200MP3351             7B27 RATING ILO OF EXIST 7B26 RATIN             *
7731CG3040             ENGINE VIBRATION MONITORING (EVM) S             *
7900CG3029             LUBRICATING OIL - ESSO/EXXON TURBO              *
1110A070B99            ADD KLM ALLIANCE LOGO TO EXT MRKGS              *
1110A070C37            EXTERIOR DECORATIVE FINISH REVISION             *
1127A070C01            ADDITION OF A NITROGEN ONLY TIRE                *
2321A070B91            SELCAL INSTALL IN THE AFT ELEC PNL              *
2342MP3019             FLIGHT ATTENDANT HANDSET-INSTALL                *
2528CH3225             CENTERLINE OVERHEAD STOWAGE COMPART             *
2529MP3538             ATTENDANT STOWAGE BOX-REV                       *
2553A070B76            A.C.E. ABOVE FLOOR LOADING SYSTEM               *
2553A070B77            A.C.E. ABOVE FLOOR LOADING SYSTEM               *
2563A070B85            AURAL EMERGENCY EVAC. ALARM SYTEM               *
2624A070B79            LOW PRESSURE WARNING SYSTEM, LAV                *
3445A185A01            TRAFFIC ALERT & COLLISION AVOID SYS             *
MISC/FAA               FIRE DETECTION SUPPRESSION                      *
MISC/FAA               DFDR INCREASED PARAMETERS (FAA)                 *
                                                                      --
TOTAL FEATURES                                                         *




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-1-7                               SA-5

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION



                  Exhibit A-2 to Purchase Agreement Number 2241


                             MODEL 737-809 AIRCRAFT

                            THE ILFC/* CONFIGURATION























----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-2-i                              SA-5

                             AIRCRAFT CONFIGURATION

                             Dated December 29, 2000

                                   relating to

                          BOEING MODEL 737-809 AIRCRAFT

                            THE ILFC/* CONFIGURATION

     The Detail Specification is Boeing Detail Specification D019A001*38P-1, Revision A, dated as of August 31, 2000 including changes identified below. Such Detail Specification includes the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.















----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-2-1                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================
 0110CG3022                                                           *
 MODEL 737-800 AIRPLANE

 0160MS3181                                                           *
 AIRPLANE IDENTIFICATION NUMBERS - INSTALLATION - *

 0220CH3313                                                           *
 TEN MINUTE TAKEOFF THRUST - CFM56-7 OPERATED AT 26,400
  POUNDS

 0225CH3027                                                           *
 EXTENDED TWIN-ENGINE OPERATIONS (ETOPS) - 120 MINUTES
 - OPERATIONS MANUAL CHANGE

 0252CG3030                                                           *
 CARGO COMPARTMENT PLACARDS - POUNDS AND KILOGRAMS PER
 SQUARE FOOT

 0252CH3056                                                           *
 UNITS OF MEASURE - INSTALLATION - ENGLISH UNITS FOR MA
 NUALS AND DISPLAYS AND DEGREES CELCIUS FOR TEMPERATURE

 0253A632A28                                                          *
 MP - SPE TO BFE - REVISE -  ILF/*

 0253CG3064                                                           *
 CHANGE BUYER FURNISHED EQUIPMENT (BFE) TO SELLER PURCH
 ASED EQUIPMENT (SPE)

 0254CH3002                                                           *
 CERTIFICATION OF SANITARY CONSTRUCTION

 0310CH3377                                                           *
 WEIGHT COLLECTOR: MAXIMUM TAXI WEIGHT OF 173,000 POUND
 S, MAXIMUM LANDING WEIGHT OF 144,000 POUNDS, AND MAXIM
 UM ZERO FUEL WEIGHT OF

 0351A609C19                                                          *
 MP - TAKE-OFF PERFORMANCE IMPROVEMENT ALTERNATE FORWAR
 D CENTER OF GRAVITY LIMITS


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-2-2                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 1110A632A15                                                          *
 MP - EXTERIOR COLOR SCHEME - IFL/* 737-800

 1110CH3394                                                           *
 EXTERIOR DECORATIVE MARKINGS - INSTALLATION - *
 (*)

 2130CG3039                                                           *
 600 FPM CABIN PRESSURE ASCENT RATE

 2130CG3040                                                           *
 350 FPM CABIN PRESSURE DESCENT RATE

 2158CH3012                                                           *
 COOLING DUCT - INSTALLATION - E8 RACK

 2160CG3017                                                           *
 CABIN TEMPERATURE INDICATOR - DEGREES CELSIUS

 2210CG3050                                                           *
 ENABLE GLIDE SLOPE CAPTURE BEFORE LOCALIZER CAPTURE -
 FLIGHT CONTROL SYSTEM

 2210CG3198                                                           *
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - CONTROL WHEEL S
 TEERING WARNING

 2210CG3199                                                           *
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - AIRSPEED DEVIAT
 ION WARNING

 2210CG3205                                                           *
 RED NON-DIMMABLE "AUTOLAND" WARNING LIGHTS

 2210CG3210                                                           *
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - SPEED AND ALTIT
 UDE INTERVENTION - AUTOPILOT ENGAGE MODE CONTROL PANEL

 2210CG3235                                                           *
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - ACTIVATION - AL
 TITUDE ALERT - 300/900 FEET, FIXED ALERT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-2-3                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================
 2210CG3237                                                           *
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS)-FLIGHT DIRECTOR T
 AKEOFF MODE WINGS LEVEL

 2310CH3027                                                           *
 RADIO TUNING PANELS (RTP) - INSTALLATION - BFE GABLES
 P/N G7404-04

 2311CH3424                                                           *
 HF DATA RADIO - DUAL ROCKWELL ARINC 719/753 SYSTEM WIT
 H HFS-900D DATA RADIOS WITH PARTIAL WIRING PROVISIONS
 FOR HF DATALINK

 2311MP3553                                                           *
 HF COMMUNICATIONS - REPLACEMENT- BFE ROCKWELL INTERNAT
 IONAL CORP COUPLER P/N 822-0987-002 IN LIEU OF P/N 822
 -0987-001

 2312CG3341                                                           *
 TRIPLE VHF COMMUNICATIONS - INSTALLATION - BFE ALLIEDS
 IGNAL QUANTUM SERIES

 2312CH3391                                                           *
 VHF COMMUNICATIONS - 8.33KHZ FREQUENCY SPACING - ACTIV
 ATION

 2321CG3527                                                           *
 SELCAL DECODER - INSTALLATION - BFE - COLTECH INC

 2321CG3529                                                           *
 SELCAL CONTROL PANEL - INSTALLATION - GABLES WITH FIVE
  INDIVIDUAL CHANNEL ANNUNCIATIONS - BFE

 2322A632A32                                                          *
 AIRSHOW DELIVERY DISK (CD ROM)

 2322CG3363                                                           *
 AIRPLANE COMMUNICATIONS ADDRESSING & REPORTING SYSTEM
 (ACARS)- INSTALL PARTIAL PROVISIONS - FOR ARINC 724B S
 YS. W/DEDICATED VHF CONTROL PANELS



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-2-4                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 2322CH3506                                                           *
 ARINC 724B SINGLE ACARS - BFE ALLIEDSIGNAL INC. ACARS
 MANAGEMENT UNIT, P/N 965-0758-001 - INSTALLATION INTO
 EXISTING PROVISIONS

 2322CH3513                                                           *
 ARINC 758 COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTA
 LL LIMITED PARTIAL PROVISIONS FOR DUAL ARINC 758 CMU C
 OMPATIBLE WITH EXISTING

 2331CH3220                                                           *
 PRE-RECORDED ANNOUNCEMENT/BOARDING MUSIC MACHINE - INS
 TALLATION - BFE SONY INSTEAD OF BFE MATSUSHITA

 2331MP3271                                                           *
 PASSENGER ADDRESS AMPLIFIER REPLACEMENT - SPE COLLINS
 PAU 700 (ARINC 715) IN LIEU OF SPE COLLINS 346D-2B

 2331MP3278                                                           *
 PRAM REPLACEMENT

 2332A609B83                                                          *
 MP - VIDEO REPRODUCER UNIT (VRU) - REVISE - BFE

 2332A632A32                                                          *
 MP - BSS -AIRSHOW DELIVERY DISK (CD ROM) - REVISE - BF
 E/SPE SUBSTITUTION

 2332CH3478                                                           *
 VIDEO ENTERTAINMENT SYSTEM - VIDEO DISTRIBUTION UNIT B
 ASED - PARTIAL WIRING PROVISIONS

 2332CH3578                                                           *
 BFE AIRSHOW 420 SYSTEM FOR SONY VIDEO SYSTEM - INSTALL
 ATION - PASSENGER CABIN - VIDEO ENTERTAINMENT

 2332CH3658                                                           *
 VIDEO ENTERTAINMENT SYSTEM - INSTALLATION - BFE SONY T
 RANS COM AVIONICS SYSTEM WITH 8.6-INCH LCD PSU MOUNTED
  MONITORS

 2334A609B43                                                          *
 MP - AUDIO ENTERTAINMENT -  SONY DADS - 168 PAX - BFE


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-5                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 2334CH3241                                                           *
 AUDIO ENTERTAINMENT SYSTEM - BFE SONY TRANS COM FOUR D
 ECK COMPACT DISK REPRODUCER - P/N 980-9900-001

 2334CH3297                                                           *
 AUDIO ENTERTAINMENT SYSTEM - BFE SONY TRANSCOM SYSTEM
 - INSTALLATION

 2350CG3158                                                           *
 CONTROL WHEEL INTERPHONE SWITCH REVISION - SPRING LOAD
 ED TO OFF

 2350CG3184                                                           *
 AUDIO SELECTOR PANEL - INSTALLATION - 3 VHF/2HF (P/N 1
 0-62090-64)

 2350CH3225                                                           *
 HEADPHONES AND MICROPHONES - INSTALLATION - FLIGHT COM
 PARTMENT

 2351MP3008                                                           *
 GALLRY SERVING CARTS-CERT

 2370CH3219                                                           *
 SOLID STATE VOICE RECORDER WITH TWO HOUR RECORDING CAP
 ABILITY - INSTALLATION - BFE L-3 COMMUNICATIONS (2100-
 1020-00)

 2433CG3136                                                           *
 STANDBY POWER - AIR TRAFFIC CONTROL (ATC) NO 1

 2433CG3157                                                           *
 STANDBY POWER - 60-MINUTE CAPABILITY

 2433CH3153                                                           *
 STANDBY POWER - LOADS ADDITION - FMS, CDS & DME

 2511CG3076                                                           *
 SECOND OBSERVER'S SEAT - ADDITION

 2511CH3095                                                           *
 SECOND OBSERVER'S SUPPORT EQUIPMENT WITH FULL FACE OXY
 GEN MASK WITH BUILT IN GOGGLES - ADDITION


---------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-6                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 2513CG3070                                                           *
 FLIGHT DECK DOCUMENTATION BOX INSTALLATION - LEFT SIDE
  BEHIND PILOT - SFE

 2513CH3088                                                           *
 ROLLER SUNSHADES - INSTALLATION - NUMBER 2 AND 3 FLIGH
 T DECK WINDOWS - 737-600/700/800

 2513CH3105                                                           *
 FLIGHT DECK DOCUMENTATION BOX INSTALLATION-RIGHT SIDE
 BEHIND FIRST OFFICER - SFE

 2520A632A06                                                          *
 MP - INTERIOR REVISION - 168 TOURIST CLASS

 2520CH3967                                                           *
 INTERIOR COLOR AND DECOR - INSTALLATION - PASSENGER CA
 BIN - * (*)

 2521CH3091                                                           *
 INTERIOR ARRANGEMENT - INSTALLATION - PASSENGER CABIN
 (8 BUSINESS CLASS AND 150 ECONOMY CLASS) - *
 (*)

 2521MP3251                                                           *
 INTERIOR ARRANGEMENT - REVISION

 2527MP3164                                                           *
 GALLEY/ENTRYWAY MAT MATERIAL - REVISION - PASSENGER CA
 BIN

 2530MP3836                                                           *
 G2 GALLEY WATER - INSTALLATION - PASSENGER CABIN

 2541MP3068                                                           *
 LAVATORY UNITS - REVISION - LIQUID SOAP

 2550CG3210                                                           *
 CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS FO
 R 737-800



---------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-7                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 2550CG3220                                                           *
 FWD AND AFT CARGO COMPARTMENT FLOOR PANELS - ALL ALUMI
 NUM FOR 737-800

 2550CG3226                                                           *
 FWD AND AFT CARGO COMPARTMENT LINING - HEAVIER GAGE FI
 BERGLASS FOR 737-800

 2562MP3222                                                           *
 LIFE RAFTS-REPLACEMENT

 2564A609C03                                                          *
 MP-BSS -  LIFE VEST - REPLACEMENT - BFE/SPE SUBSTITUTI
 ON

 2564A609C18                                                          *
 LIFEVEST - REPLACEMENT

 2564CH3118                                                           *
 EMERGENCY EQUIPMENT - INSTALLATION - FLIGHT DECK

 2611CG3020                                                           *
 ENGINE AND APU FIRE/OVERHEAT DETECTION SYSTEM - WHITTA
 KER SAFETY SYSTEMS

 2622MP3013                                                           *
 APU FIRE BOTTLE - 224 CUBIC INCH - INTERCHANGEABLE WIT
 H ENGINE BOTTLE - INSTALLATION - HTL DIVISION

 2622MP3015                                                           *
 APU FIRE BOTTLE - 72 CUBIC INCH - INSTALLATION - HTL D
 IVISION

 2626CG3024                                                           *
 FIRE EXTINGUISHER - INSTALLATION

 2750CH3017                                                           *
 FLAP LOAD RELIEF INDICATOR LIGHT

 2841CG3095                                                           *
 FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-8                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 2844CG3040                                                           *
 MEASURING STICK CONVERSION TABLES - POUNDS

 2910CG3093                                                           *
 ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL SPLINE - ABEX

 2910CG3097                                                           *
 AC MOTOR-DRIVEN HYDRAULIC PUMPS - INSTALLATION - ABEX

 3131CG3673                                                           *
 ACCELEROMETER - INSTALLATION - BFE - ALLIEDSIGNAL INC

 3131CG3772                                                           *
 DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) (P/N ED47
 B110) WITH ACMS INTERFACES AND INTERNAL PCMCIA CARD IN
 TERFACE - BFE SFIM

 3131CH3881                                                           *
 SOLID STATE FLIGHT DATA RECORDER - INSTALLATION - BFE
 L-E COMMUNICATION (P/N 2100-4043-00)

 3135CH3090                                                           *
 ARINC 740 MULTIPORT PRINTER - BFE MATSUSHITA AVIONICS
 SYSTEMS - INSTALLATION

 3135CH3094                                                           *
 QUICK ACCESS RECORDER INSTALLATION - BFE PENNEY & GILE
 S P/N D52000-62200

 3162CG3014                                                           *
 PFD/ND DISPLAY FORMAT

 3162CG3015                                                           *
 FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS

 3162CG3019                                                           *
 RADIO ALTITUDE DISPLAY - ROUND DIAL

 3162CG3022                                                           *
 RISING RUNWAY DISPLAY

 3162CG3027                                                           *
 ATTITUDE COMPARATOR - FLASHING



--------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-9                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 3162CG3028                                                           *
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION (1 CH)

 3162CG3032                                                           *
 MAP MODE ORIENTATION - TRACK UP

 3162CG3036                                                           *
 AUTOTUNED NAVAIDS - DISPLAYED

 3162CG3044                                                           *
 WEATHER RADAR RANGE INDICATORS - RANGE ARCS

 3162CG3054                                                           *
 TCAS 3 NM RANGE RING

 3162CG3056                                                           *
 ANALOG FAILURE FLAGS - NOT DISPLAYED

 3162CG3105                                                           *
 ENGINE INSTRUMENTS DISPLAY-OVER AND UNDER PRESENTATION

 3162CG3107                                                           *
 CDS FUEL FLOW DISPLAY-FULL TIME

 3162CG3109                                                           *
 OIL QUANTITY DISPLAY-QUARTS

 3162CG3111                                                           *
 INSTRUMENT SWITCHING INDICATION- INSTALLATION-CDS DISP
 LAY

 3162CH3136                                                           *
 CONTROL SURFACE POSITION INDICATOR - CDS DISPLAY

 3240CG3229                                                           *
 BF GOODRICH CO WHEELS AND BRAKES

 3244CG3007                                                           *
 PARKING BRAKE WARNING LIGHT INSTALLATION ON EXTERNAL P
 OWER CONNECTOR PANEL



---------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-10                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 3245CG3040                                                           *
 BIAS NOSE LANDING GEAR TIRES - 27X7.75-15 - INSTALLATI
 ON - SFE

 3342CG3024                                                           *
 NOSE GEAR TAXI LIGHT - INSTALLATION - 250-WATT

 3412CG3078                                                           *
 AIR DATA COMPUTING - TAT PROBE

 3423CH3042                                                           *
 STANDBY FLIGHT DISPLAY - PARTIAL PROVISIONS

 3430A609A88                                                          *
 ILS/GPS MMR - SEXTANT

 3430CG3054                                                           *
 MULTI-MODE RECEIVER (MMR) - PARTIAL PROVISIONS FOR GLO
 BAL POSITIONING SYSTEM INSTALLATION IN MMR

 3430CG3063                                                           *
 MULTI-MODE RECEIVER (MMR) - INSTALLATION OF ILS/GPS -
 BFE SEXTANT AVIONIQUE INC

 3433CG3056                                                           *
 LOW RANGE RADIO ALTIMETER (LRRA) - INSTALLATION - BFE
 THOMSON - CSF

 3443CH3159                                                           *
 WEATHER RADAR - INSTALLATION - BFE ALLIEDSIGNAL INC (W
 ITH DEACTIVATED PREDICTIVE WINDSHEAR)

 3443CH3189                                                           *
 WEATHER RADAR SYSTEM - PARTIAL PROVISIONS FOR PREDICTI
 VE WINDSHEAR FEATURE OF AN ARINC 708A SINGLE WEATHER R
 ADAR SYSTEM

 3445A610A51                                                          *
 TCAS - ALLIEDSIGNAL - TCAS CHANGE 7 COMPLIANT

 3445CG3169                                                           *
 TCAS II - INSTALLATION - BFE ALLIEDSIGNAL INC



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-2-11                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 3446CH3194                                                           *
 GROUND PROXIMITY WARNING SYSTEM (GPWS) - INSTALLATION
 - OPTIONAL PIN CALLOUTS

 3446CH3196                                                           *
 ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - PAR
 TIAL PROVISIONS - PHASE II (BOEING INTEGRATED DESIGN)

 3451CG3005                                                           *
 VOR/MARKER BEACON - INSTALLATION - BFE ALIEDSIGNAL INC

 3453A610A52                                                          *
 ALLIEDSIGNAL ATC TRANSPONDER

 3455CG3120                                                           *
 DISTANCE MEASURING EQUIPMENT (DME) - INSTALLATION - BF
 E ALLIEDSIGNAL INC (SCANNING)

 3457CG3114                                                           *
 DUAL AUTOMATIC DIRECTION FINDERS (ADF) - INSTALLATION
 - BFE ALLIEDSIGNAL INC

 3457CH3120                                                           *
 AUTOMATIC DIRECTION FINDER (ADF) CONTROL PANEL - INSTA
 LLATION - BFE GABLES ENGINEERING INC P/N G7403-03 - SI
 NGLE PANEL FOR DUAL

 3461CG3424                                                           *
 FMC FLIGHT NUMBER ENTRY

 3461CG3429                                                           *
 FMC POSITION UPDATE AND RUNWAY OFFSET UPON TO/GA ACTIV
 ATION (IN FEET)

 3461CG3432                                                           *
 THRUST REDUCTION ALTITUDE - TAKEOFF PROFILE

 3461CG3433                                                           *
 FMS BUILT-IN TEST EQUIPMENT PRINTER RECEPTACLE

 3461CG3465                                                           *
 MULTIPURPOSE CDU WITH FMC ACARS AND FLIGHT DATA ACQIOS
 OTOPM UNIT INTERFACE



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-12                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 3461CG3490                                                           *
 BOEING FURNISHED NAVIGATION DATA BASE

 3461CG3496                                                           *
 FMC - INSTALLATION OF A SECOND 4 MCU, UPDATE 10 FMC WI
 TH 256K NAVIGATION DATA BASE INTO EXISTING PARTIAL PRO
 VISIONS

 3461CG3497                                                           *
 FMC - ACTIVATION - ENHANCED OPERATIONAL FEATURES

 3461CH3566                                                           *
 FMC - NAVIGATION DATABASE CAPACITY - 256K

 3461CH3613                                                           *
 AIRBORNE DATA LOADER - INSTALLATION - ALLIEDSIGNAL INC
  - BFE

 3500CG3018                                                           *
 OXYGEN SYSTEM - ALL TUBING AND FITTINGS - STAINLESS ST
 EEL

 3510CG3098                                                           *
 CREW OXYGEN CYLINDER - 114 CUBIC FEET

 3510CH3121                                                           *
 CREW OXYGEN SYSTEM - CAPTAIN, FIRST OFFICER, AND FIRST
  OBSERVER - BFE FULL FACE OXYGEN MASKS WITH BUILT-IN G
 OGGLES

 3530CG3075                                                           *
 PORTABLE PROTECTIVE BREATHING EQUIPMENT - FLIGHT CREW

 3910MP3188                                                           *
 AFT ELECTRONICS PANEL ARRANGEMENT - INSTALLATION - FLI
 GHT COMPARTMENT - * 737-809

 3920CH3111                                                           *
 AUXILIARY E/E EQUIPMENT (E8) RACK INSTALLATION

 5200CG3021                                                           *
 HOLD OPEN LOCK INSTALLATION - ENTRY AND SERVICE DOORS
 - DOWN TO RELEASE


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-2-13                              SA-5

ILF/* 737-809

                                                                 PRICE PER A/P
CR / TITLE                                                          (in *)
================================================================================

 5320CG3027                                                           *
 FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS FOR 737-800

 5320MP3040                                                           *
 FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS FOR 737-800
  WITH LAVATORY G OPTION

 7200CG3246                                                           *
 AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH OPERATIONAL
  THRUST OF 26,400 LBS FOR 737-800

 7200CG3281                                                           *
 SINGLE ANNULAR COMBUSTOR - CFM56-7 SERIES ENGINES

 7731A095A16                                                          *
 MP - ENGINE VIBRATION MONITORING (EVM) WITH ON-BOARD E
 NGINE TRIM BALANCE - ENDEVCO IN LIEU OF EXISTING ENDEV
 CO EVM

 7731CG3037                                                           *
 ENGINE VIBRATION MONITOR (EVM) SIGNAL CONDITIONER - IN
 STALLATION - ENDEVCO

 7900CG3029                                                           *
 LUBRICATING OIL - ESSO/EXXON TURBO OIL 2380

 MISC/FAA                                                             *
 DFDR INCREASED PARAMETERS (FAA)

 MISC/FAA2                                                            *
 FIRE PROTECTION & SUPPRESSION

      CR'S   150                                 TOTAL                *

---------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-2-14                              SA-5

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION


                  Exhibit A-3 to Purchase Agreement Number 2241

                             MODEL 737-8Q8 AIRCRAFT

                            THE ILFC/* CONFIGURATION
























----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                     A-3-i                                   SA-5

                             AIRCRAFT CONFIGURATION

                            Dated: December 29, 2000

                                  relating to

                         BOEING MODEL 737-8Q8 AIRCRAFT

                            THE ILFC/* CONFIGURATION

     The Detail Specification is Boeing Detail Specification D6-38808-18 dated as of April 7, 2000 including changes identified below. Such Detail Specification includes the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.











----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3-1                                   SA-5

                                                                                      PRICE
                                                                                     PER A/P
CHANGE NO.                              TITLE                                           *
----------                              ----                                         -------
0110CG3022              MODEL 737-700 AIRPLANE                                           *
0220CH3310              JOINT AVIATION AUTHORT VALID REQ                                 *
0252CG3030              CARGO COMPARTMENT PLACARDS - POUNDS                              *
0252CG3031              FLIGHT MANUAL AND OPERATIONS MANUAL                              *
0254MP3006              USPH CERTFCT OF SANITARY CONSTRUCTN                              *
1110CG3289              ENGINE WARNING STRIPES AND DECALS -                              *
1110CH3317              EXTERIOR DECORATIVE FINISH - CROWN                               *
1130CH3063              SFE OWNERSHIP PLACARD INSTALLATION                               *
1130CH3064              OWNER'S NAMEPLATES - FLIGHT COMPART                              *
2130CG3039              600 FPM CABIN PRESSURE ASCENT RATE                               *
2130CG3040              350 FPM CABIN PRESSURE DESCENT RATE                              *
2160CG3018              CABIN TEMPERATURE INDICATOR - DEGRE                              *
2210CG3209              DIGITAL FLIGHT CONTROL SYSTEM (DFCS                              *
2210CG3235              DIGITAL FLIGHT CONTROL SYSTEM (DFCS                              *
2210CG3237              DFCS ACTIV-F D TAKEOFF MODE,WINGS                                *
2311CH3368              HF COMMUNICATIONS - BFE ROCKWELL IN                              *
2311CH3383              HF COMM CNTRL PANEL REV ILO ROCKWL                               *
2312CH3309              DUAL VHF COMMUNICATIONS SYSTEM - IN                              *
2312CH3319              REV VHF COMM SYS BFE GABLES CNTRL                                *
2321CG3528              SECAL  DECODER- INSTALLATION                                     *
2321CH3560              SELCAL DECODER- CONTROL PANEL                                    *
2334CH3241              AUDIO ENTERTAINMENT SYSTEM - BFE                                 *
2334CH3334              AUDIO ENTRNMT SYS BFE SONY TRANSCOM                              *
2350CG3158              CONTROL WHEEL INTERPHONE SWITCH                                  *
2350CH3171              AUDIO SELECTOR PANEL - INSTALLATION                              *
2370CG3166              SOLID STATE VOICE RECORDER - INSTAL                              *
2433CG3137              STANDBY POWER 60 MIN. CAP.                                       *
2450CH3117              GALLEY POWER - FWD GALLEY AREA - 17                              *
2511CG3055              ADJUSTABLE HEAD RESTS CAPTAIN AND F                              *
2511CG3065              FIRST OBSERVER SEAT INSTALLATION -                               *
2520CH3652              INTERIOR ARRANGEMENT - 737-800 186                               *
2550CG3210              CARGO COMPRT NETS W/NYLON TYPE WEB                               *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                              PRICE
                                                                                             PER A/P
CHANGE NO.                                  TITLE                                              *
----------                                 -----                                             -------
2550CG3218              FWD AND AFT CARGO COMPARTMENT FLOOR                                     *
2550CG3225              FWD AND AFT CARGO COMPARTMENT LININ                                     *
2611CG3020              ENGINE AND APU  FIRE/OVERHEAT DETEC                                     *
2626CG3024              FIRE EXTINGUISHER INSTALLATION                                          *
2841CG3090              FUEL QUANTITY INDICATION - POUNDS                                       *
2841CG3095              FUEL QUANTITY INDICATORS ON RIGHT W                                     *
2844CG3040              MEASURING STICK CONVERSION TABLES -                                     *
2910CG3093              ENG DRV HYD PMP W/VESPEL SPLINE-ABX                                     *
2910CG3097              AC MOTOR-DRIVEN HYDRAULIC PUMPS - I                                     *
3131CG3673              ACCELEROMETER - INSTALLATION - BFE                                      *
3131CG3692              SOLID STATE DIGITAL FLIGHT DATA REC                                     *
3131CH3744              DIGITAL FLIGHT DATA ACQUISITION UNI                                     *
3162CG3013              EFIS/MAP DISPLAY FORMAT                                                 *
3162CG3015              FLIGHT DIRECTOR COMMAND DISPLAY - S                                     *
3162CG3020              RADIO ALTITUDE - ABOVE ADI                                              *
3162CG3022              RISING RUNWAY DISPLAY                                                   *
3162CG3025              RADIO ALTITUDE HEIGHT ALERT DISPLAY                                     *
3162CG3027              ATTITUDE COMPARATOR-FLASHING                                            *
3162CG3029              LOCALIZER BACKCOURSE POLARITY - REV                                     *
3162CG3032              MAP MODE ORIENTATION - TRACK UP                                         *
3162CG3036              AUTOTUNED NAVAIDS - DISPLAYED                                           *
3162CG3038              MANUALLY TUNED VOR SELECTED COURSE                                      *
3162CG3042              POSITION DIFFERENCE - AUTOMATIC DIS                                     *
3162CG3045              WEATHER RADAR RANGE INDICATORS - RA                                     *
3162CG3050              TCAS TRAFFIC ON MAP                                                     *
3162CG3052              TCAS RESOLUTION ADVISORY ON ADI                                         *
3162CG3056              ANALOG FAILURE FLAGS - NOT DISPLAYE                                     *
3240CG3228              NOSE AND MAIN LANDING GEAR WHEELS A                                     *
3342CG3024              NOSE GEAR TAXI LIGHT - INSTALLATION                                     *
3412CG3078              AIR DATA COMPUTING - DUAL TAT PROBE                                     *
3421CH3061              INERTIAL REFERENCE SYSTEM (IRS) - M                                     *
3421MP3067              IRS DELETION OF MODE RELECT UNIT                                        *




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                          PRICE
                                                                                         PER A/P
CHANGE NO.                         TITLE                                                   *
----------                         -----                                                 -------
3423CH3028              STANDBY ATTITUDE INDICATOR - BFE JE                                 *
3430MP3054              MMR PARTIAL PROV FOR GLOBAL POSIT                                   *
3431CG3050              ILS - INSTALLATION - BFE ROCKWELL I                                 *
3433CH3066              LOW RANGE RADIO ALTIMETER (LRRA) -                                  *
3443CG3161              WEATHER RADAR - INSTALLATION - BFE                                  *
3445CG3168              TCAS II - INSTALLATION - BFE ROCKWE                                 *
3446CG3120              ACTIVATION OF DESCENT BELOW MINIMUM                                 *
3451CG3006              VOR/MARKER BEACON - INSTALLATION -                                  *
3455CG3119              DISTANCE MEASURING EQUIPMENT (DME)                                  *
3457CG3092              AUTOMATIC DIRECTION FINDER CONTROL                                  *
3457CG3106              AUTOMATIC DIRECTION FINDER (ADF) -                                  *
3458CH3099              GLOBAL POSITIONING SYSTEM (GPS) - I                                 *
3458MP3133              GLOBAL POSITIONING SYST - DEL                                       *
3461CG3403              BUYER FURNISHED NAVIGATION DATA BAS                                 *
3461CG3424              FMC FLIGHT NUMBER ENTRY                                             *
3461CG3425              FMC TEMPERATURE SELECTION - DEGREES                                 *
3461CG3433              FMS BUILT-IN TEST EQUIPMENT PRINTER                                 *
3461CG3464              FLIGHT MANAGEMENT COMPUTER SYSTEM -                                 *
3461CH3505              FLIGHT MANAGEMENT SYSTEM (FMS) - BF                                 *
3461CH3507              FMC - INSTALLATION OF A 4 MCU, UPDA                                 *
3500CG3018              OXYGEN SYSTEM - ALL TUBING AND FITT                                 *
3510CG3096              CREW OXYGEN CYLINDER - 39 CUBIC FEE                                 *
3510CG3102              CREW OXYGEN SYSTEM - CAPTAIN, FIRST                                 *
3520MP3034              ATTENDANT OXYGEN MASKS ENCLOSED G1/                                 *
5200CG3021              HOLD OPEN LOCK INSTALLATION - ENTRY                                 *
5220MP3019              OVER/WNG HATCH ASSIST HNDLE REV INS                                 *
5260CH3051              FORWARD AIRSTAIRS - PARTIAL PROVISI                                 *
5320CG3026              FIVE POUND ALUMINUM UNDERSEAT FLOOR                                 *
7200CG3255              AIRPLANE PERFORMANCE:  CFM56-7 ENGI                                 *
7731CG3037              ENGINE VIBRATION MONITOR (EVM) SIGN                                 *
7900CG3028              LUBRICATING OIL - MOBIL JET II                                      *

0225MP3026              ETOPS                                                               *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                      PRICE
                                                                                     PER A/P
CHANGE NO.                           TITLE                                              *
----------                           -----                                          -------
0253MP3121              MISC. EQUIP - BFE TO SPE - IFE BASE                             *
2210MP3197              ENABLE GLIDE SLOPE                                              *
2311MP3488              HF CONTROL PANEL REV ROCKWELL                                   *
2312MP3509A             VHF COMM SYS-GABLES CNTL PNL REV                                *
2334MP3364              INTERFACE PORT.                                                 *
2433MP3157              STANDY POWER 60                                                 *
2450MP3175              12 KVA AT G1                                                    *
2524MP3560              WINDSCREEN ILO G7 LH                                            *
2524MP3577              SFE L/H WINDSCREEN INST                                         *
2527MP3141              PAX COM FLOOR CARE                                              *
2530MP3805              ALT GALLEY AND GALLEY INSERT                                    *
3131MP3855              DFDR CERT ICAO RULES                                            *
3423MP3049              STANDBY ATTITUDE INDICATOR-SFE                                  *
3430MP3030              MULTIMODE RECVR INSTL ILS ONLY BFE                              *
3430MP3054              MMR PROV FOR GPS                                                *
3457MP3153              ADF CONTROL PANEL G7402-05 ILO                                  *
3458MP3133              P PROV. FOR GPS DEL                                             *
3530MP3117              PORTABLE BREATHING EQUIP                                        *
5320MP3048              G7 MORE PROV. FOR ILF                                           *
7731MP3045              ENGINE VIBRATION MONITOR EVM                                    *
MISC/FAA                DFDR INCREASED PARAMETERS (FAA)                                 *
MISC/FAA2               FIRE PROTECTION & SUPPRESSION                                   *

1110A267A58             EXTERIOR COLOR SCHEME AND MARKINGS                              *
2300A390B60             PASSENGER ADDRESS SYSTEM - ROCKWELL                             *
2312A051B92             VHF COMM - DUAL ROCKWELL ARINC                                  *
2334A267A53             AUDIO ENTERTAINMENT - DIGITAL AUDIO SONY                        *
2371A051B93             SOLID STATE BOICE RECORDER ED56A AND                            *
3430A267A12             MULTI-MODE RECEIVER - REV - INSTL ILS/GPS                       *
3445A051B89             ATC/TCAS SYSTEM - ROCKWELL CHANGE 7 COM                         *
3510A051B95             CREW OXYGEN MASKS - FULL FACE MASK WITH                         *




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                                 PRICE
                                                                                                PER A/P
CHANGE NO.                                  TITLE                                                 *
----------                                  -----                                              -------
0220A267A62        RO- FAA TYPE CERTIFICATION IN LIEU OF JOINT AVIATION                              *
                   AUTHORITIES TYPE CERTIFICATION VALIDATION
0315A555A10        RO- OPERATIONAL WEIGHTS- MTOW OF 174,200,  MLW OF                                 *
                   146,000 AND MZFW 136,000
1110A100L08        RO - EXTERIOR PAINT - DEXTER ECLIPS - ILF/*                                       *
2210A562A01        RO - AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR                               *
                   TO LOCALIZER CAPTURE IN LIEU OF ENABLE GLIDE SLOPE
                   CAPTURE  PRIOR TO LOCALIZER CAPTURE
2210A637A06        RO - AUTOFLIGHT  -  FLIGHT DIRECTOR TAKEOFF                                       *
                   MODE HEADING SELECT IN LIEU OF WINGS LEVEL
2210A637A07        RO - AUTOFLIGHT  -  ALTITUDE ALERT  -  200/900 FEET                               *
                   IN LIEU OF 300/900 FEET
2310A051C00        RO - COMMUNICATIONS CONTROL PANELS - TRIPLE                                       *
                   GABLES RADIO TUNING PANELS CAPABLE OF (2) HF
                   SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) -  P/N
                   G7404-24 - IN LIEU OF EXISTING -  BFE
2310A637A08        RO - RTP ANNUNCIATION OF ABSENT COMMUNICATION                                     *
                   TRANSCEIVERS
2311A562A02        RO - HF COMMUNICATIONS - DUAL ROCKWELL HF                                         *
                   VOICE/DATA TRANSCEIVERS - P/N 822-0990-002 AND
                   DIGITAL HF COUPLER - P/N 822-0987-003 - BFE/SPE
2311A562A03        RO - HF COMMUNICATIONS - PARTIAL PROVISIONS FOR                                   *
                   DUAL ARINC 753 HF DATALINK
2312A051B98        RO - VHF COMMUNICATIONS - TRIPLE ROCKWELL ARINC                                   *
                   716/75 0 VHF-900B FM IMMUNE TRANSCEIVERS  WITH 8.33
                   KHZ CHANNEL SPACING AND CMC INTERFACE CAPABILITY
                   IN LIEU OF DUAL - P/N 822-1047-003 - BFE
2322A051C03        RO - ACARS - PARTIAL PROVISIONS FOR SINGLE ARINC 724B                             *
                   ACARS



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                                     PRICE
                                                                                                    PER A/P
CHANGE NO.                                    TITLE                                                   *
----------                                    -----                                                 -------
2322A051C04        RO - ACARS MANAGEMENT UNIT ARINC 724B                                                  *
                   UPGRADEABLE TO CMU -ROCKWELL - INSTALLATION INTO
                   EXISTING PARTIAL PROVISIONS - P/N 822-0666-003 - BFE/SPE
2322A051C06        RO - ACARS - ARINC 716 VHF VOICE MODE PROTECTION                                       *
2331A127C21        RO - PASSENGER ADDRESS (PA) SYSTEM - SELECTED                                          *
                   FEATURES  - ILFC/* - BFE
2331A127C22        RO - PASSENGER ADDRESS - PRAM - MATSUSHITA - BFE                                       *
2342A637A39        RO - CABIN INTERPHONE SYSTEM - CABIN INTERPHONE                                        *
                   HANDSET - FLIGHT COMPARTMENT - ATTENDANT TYPE
2351A637A13        RO - HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - TELEX -                        *
                   P/N 63999-000 - BFE/SPE
2351A637A14        RO - HAND HELD MICROPHONE - FIRST OBSERVER - TELEX - P/N 63999-000 -                   *
                   IN LIEU ON ELECTROVOICE - BFE/SPE
2351A637A15        RO - HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-000 -                              *
                   IN LIEU OF TELEPHONICS - P/N 20046-1 - BFE/SPE
2351A637A16        RO - PUSH TO TALK (PTT) SWITCH ON GLARESHIELD                                          *
2433A562A25        RO - STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME                                    *
2520A100K66        RO - INTERIOR REVISION - 8 F/C AND 160 T/C PASSENGERS -                                *
                   WEBER SEATS - ILF/*
2520A100L06        RO - FORWARD AND AFT CARGO CEILING LINERS - 0.030 THICKNESS                            *
2520A100L09        RO -  INTERIOR COLOR AND MATERIAL DEFINITION -                                         *
                   ILF/*
2530A100L15        RO - GALLEY INSERT REVISION                                                            *
2540A100L77        RO - LAVATORY REVISION - COMPOSITE SINK DECK                                           *
                   LAVATORY LA, LD AND LE AND BI-FOLD DOOR  IN LAVATORY LE AND LD
2552A100L04        RO - FLOOR PANELS - 0.071 INCH THICK ALUMINUM -                                        *
                   FORWARD AND AFT CARGO COMPARTMENT
2552A100L05        RO - CARGO COMPARTMENT SIDEWALL AND BULKHEAD                                           *
                   LINERS - 0.045 THICKNESS BMS 8-2



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                      PRICE
                                                                                      PER A/P
CHANGE NO.                           TITLE                                              *
----------                           -----                                           -------
2560A637A18        RO - PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK -                     *
                   ESSEX PB&R IN LIEU OF PURITAN BENNETT - BFE/SPE
2560A637A19        RO - CREW LIFE VESTS - FLIGHT DECK, NO SECOND                           *
                   OBSERVER - EASTERN AERO MARINE -  P/N P0723E105P -
                   IN LIEU OF P/N P01074-109C -  BFE/SPE
3120A637A40        RO - ELECTRONIC CLOCK CHRONOMETER SWITCHES -                            *
                   ADDITION - PILOTS' GLARESHIELD
3131A637A20        RO - DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU)                       *
                   WITH ACMS CAPABILITY AND INTEGRATED OPTICAL
                   DISKETTE DRIVE-TELEDYNE CONTROLS-P/N 2233000-816-1 -
                   BFE/SPE
3133A637A22        RO - ARINC 744A MULTIPORT PRINTER - PARTIAL                             *
                   PROVISIONS - FULL FORMAT  WITH GRAPHICS CAPABILITY
3133A637A24        RO - MULTI-INPUT PRINTER - ARINC 744 - MILTOPE P/N                      *
                   700750-112 - BFE/SPE
3162A637A26        RO - CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER                       *
                   ENGINE PRESENTATION WITH RADIO ALTITUDE BELOW
                   ADI IN LIEU OF EFIS/MAP AND SIDE BY SIDE PRESENTATION
3324A555A26        RO - NO SMOKING SIGN - PERMANENT ILLUMINATION AND                       *
                   RETAIN CHIME FUNCTION
3350A100K96        RO - EMERGENCY FLOOR PROXIMITY LIGHTING - REVISION                      *
                   FLOOR MOUNTED TO BFE BRUCE INDUSTRIES SEAT/MONUMENT
                   MOUNTED
3443A637A29        RO - SINGLE WEATHER RADAR CONTROL PANEL - GABLES                        *
                   P/N G7407-1 IN LIEU OF ROCKWELL P/N 622-5129-105 - BFE/SPE
3446A637A30        RO - GROUND PROXIMITY WARNING SYSTEM ALTITUDE                           *
                   CALLOUTS  - 100, 50, 30, 20, 10 - IN LIEU OF MINIMUMS-
                   MINIMUMS CALLOUT
3453A637A31        RO - ATC SYSTEM - GABLES CONTROL PANEL P/N G6992-40                     *
                   IN LIEU OF P/N G6992-02- BFE/SPE
3457A637A32        RO - SINGLE ADF CONTROL PANEL - GABLES - G7402-04 -                     *
                   WITH TONE SWITCH - IN LIEU OF P/N G7402-05 - BFE/SPE
3461A051C22        RO - FMC TEMPERATURE SELECTION  -  DEGREES C IN LIEU                    *
                   OF DEGREES F



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                                                                                               PRICE
                                                                                               PER A/P
CHANGE NO.                           TITLE                                                       *
----------                           -----                                                    -------

3461A051C23        RO - INSTALL DUAL FMC/MCDU IN LIEU OF SINGLE                                     *
                   FMC/CDU - SFE
3461A637A35        RO - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) -                                  *
                   SYSTEM DEFINITION - *
3511A637A38        RO - CREW OXYGEN MASKS - AUTOMATIC PRESSURE                                      *
                   BREATHING  - FULL FACE MASKS WITH BUILT-IN GOGGLES -
                   CAPTAIN, FIRST OFFICER, AND FIRST OBSERVER -
                   EROS/SCOTT AVIATION - P/N MF20-003 - BFE
3811A100K98        RO - POTABLE WATER SYSTEM - ADDITIONAL FREEZE                                    *
                   PROTECTION
3812A100K99        RO - WATER QUANTITY GAUGE  -  WATER SERVICE PANEL                                *
5300A555A07        RO - INSTALL 9-POUND ALUMINUM UNDERSEAT FLOOR                                    *
                   PANELS IN LIEU OF 5-POUND PANELS
7110A267A75        RO-PROVIDE HAND PUMP FOR THRUST REVERSER COWL C-                                 *
                   DUCTS - FLYAWAY EQUIPMENT
7200A555A24        RO - CFM56-7 ENGINES - 7B27 RATING IN LIEU OF 7B24                               *
                   RATING
7900A294C36        RO - LUBRICATING OIL - EXXON 2380                                                *


                   TOTAL                                                                            *



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                     A-3                                    SA-5

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION



                  Exhibit A-4 to Purchase Agreement Number 2241


                             MODEL 737-83N AIRCRAFT

                            THE ILFC/* CONFIGURATION














----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-4-i                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============


                             AIRCRAFT CONFIGURATION

                             Dated December 29, 2000

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT

                            THE ILFC/* CONFIGURATION

     The Detail Specification is Boeing Detail Specification D019A001*38P-1, dated October 3, 2000 including changes identified below. Such Detail Specification includes the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.















----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-4-1                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 0110-000029                                                          *
 MINOR MODEL 737-800 PASSENGER AIRPLANE

 0110-000030                                                          *
 MAJOR MODEL 737-X AIRPLANE

 0220-000040                                                          *
 FAA TYPE CERTIFICATION

 0220-000353                                                          *
 CERTIFICATION FOR 15 KNOT TAIL WIND TAKEOFFS AND LANDI
 NGS

 0221A251A18                                                          *
 ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION
  - CFM56-7B27/B1 THRUST RATING

 0224-000036                                                          *
 EXTENDED TWIN ENGINE OPERATIONS (ETOPS)

 0226-000007                                                          *
 CATEGORY IIIA AUTOMATIC APPROACH AND LANDING

 0228-000001                                                          *
 FLIGHT MANUALS IN FAA FORMAT

 0228-000032                                                          *
 OPERATIONS MANUAL IN FAA FORMAT

 0252-000056                                                          *
 ENGLISH UNITS FOR FLIGHT MANUAL, OPERATIONS MANUAL, FU
 EL QUANTITY SYSTEM, CDS INDICATIONS AND FMCS WEIGHTS

 0254-000003                                                          *
 USPHS CERTIFICATE OF SANITARY CONSTRUCTION

 0315A691A01                                                          *
 CERTIFIED STRUCTURAL DESIGN AND OPERATIONAL WEIGHTS 73
 7-800


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-2                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 1110A560A99                                                          *
 EXTERIOR COLOR SCHEME AND MARKINGS  -  737/747/757/767
 /777

 1130-000059                                                          *
 LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS  -  POUN
 DS AND KILOGRAMS PER SQUARE FOOT

 1130A560C51                                                          *
 INSTALL INTERIORS PASSENGER COMPARTMENT PLACARDS AND M
 ARKINGS - 737

 2130-000010                                                          *
 600 FPM CABIN PRESSURE ASCENT RATE

 2130-000012                                                          *
 350 FPM CABIN PRESSURE DESCENT RATE

 2158-000003                                                          *
 BLOW THROUGH COOLING  -  E8 RACK

 2160-000025                                                          *
 CABIN TEMPERATURE INDICATION  -  DEGREES FAHRENHEIT

 2170-000022                                                          *
 OZONE CONTROL  -  CATALYTIC CONVERTERS

 2210-000003                                                          *
 AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCA
 LIZER CAPTURE

 2210-000121                                                          *
 AUTOFLIGHT  -  ACTIVATION OF CONTROL WHEEL STEERING RE
 VERSION IN APPROACH MODE

 2210-000124                                                          *
 AUTOFLIGHT  -  FLIGHT DIRECTOR TAKEOFF MODE HEADING SE
 LECT

 2210-000128                                                          *
 AUTOFLIGHT - CONTROL WHEEL STEERING WARNING



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-3                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2210-000143                                                          *
 AUTOFLIGHT  -  ALTITUDE ALERT  -  200/900 FEET

 2210-000221                                                          *
 AUTOFLIGHT - MODE CONTROL PANEL WITH SPEED AND ALTITUD
 E INTERVENTION

 2230-000137                                                          *
 AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION
  ALTITUDE

 2310A213A74                                                          *
 COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TU
 NING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYST
 EMS (8.33 KHZ CAPABLE) - P/N G7404-24 - BFE/SPE

 2311-000137                                                          *
 HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC
 753 HF DATALINK

 2311A636A13                                                          *
 DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE
 DATA LINK COMMUNICATONS ONLY

 2311A636A63                                                          *
 HF COMMUNICATIONS  - COMPLETE PROVISIONS FOR SECOND HF
  COMMUNICATIONS SYSTEM - ALLIEDSIGNAL HF VOICE/DATA TR
 ANSCEIVER - P/N 964-0452-012  AND DIGITAL HF COUPLER -
  P/N 964-0453-011 - SPE

 2311A636A89                                                          *
 HF COMMUNICATIONS - SINGLE  ALLIEDSIGNAL HF TRANSCEIVE
 R - P/N 964-0452-012 - AND DIGITAL HF COUPLER - P/N 96
 4-0453-011 - SPE

 2312-000428                                                           *
 VHF COMMUNICATIONS - TRIPLE ALLIEDSIGNAL RTA-44D FM IM
 MUNE ARINC 716/750 VHF TRANSCEIVERS WITH 8.33 KHZ CHAN
 NEL SPACING AND CMC INTERFACE CAPABILITIES - 064-50000
 -0110 - BFE/SPE



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-4                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2312-000703                                                          *
 VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SP
 ACING

 2321-000047                                                          *
 SELCAL - GABLES CONTROL PANEL - P/N G7165-01

 2321-000050                                                          *
 SELCAL - COLTECH FIVE CHANNEL DECODER - P/N 1200008-00
 0 - BFE/SPE

 2322-000249                                                          *
 ACARS - PARTIAL PROVISIONS FOR SINGLE ARINC 724B ACARS

 2322-000251                                                          *
 ACARS - LIMITED PARTIAL PROVISIONS FOR DUAL ARINC 758
 CMUS, COMPATIABLE WITH EXISTING SINGLE ARINC 724B ACAR
 S PROVISIONS

 2322-000393                                                          *
 ACARS - ARINC 716 VHF VOICE MODE PROTECTION

 2322A636A11                                                          *
 ACARS - ARINC 758 LEVEL 0A COMMUNICATIONS MANAGEMENT U
 NIT (CMU) - ALLIED SIGNALL - INSTALLATION AND REVISION
  TO EXISTING DUAL PARTIAL PROVISIONS - P/N TBD

 2324-000062                                                          *
 EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENC
 Y AUTOMATIC - FIXED, P/N 453-0004 - BFE/SPE

 2331A683B25                                                          *
 PASSENGER ADDRESS - PRAM/BMM - MATSUSHITA - *
 - SPE

 2331A683B26                                                          *
 PASSENGER ADDRESS (PA) SYSTEM - SELECTED FEATURES - *
 - ARINC715/SINGLE PA AREA/PA IN-USE LT.



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-4-5                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2342-000073                                                          *
 CABIN INTERPHONE - ALERT CALL FUNCTION - FORWARD AND A
 FT ATTENDANT STATION

 2351-000008                                                          *
 BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER AND
 FIRST OBSERVER - TELEX AIRMAN 750 - P/N 64300-100 - BF
 E/SPE

 2351-000029                                                          *
 HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - TEL
 EX - P/N 63999-000 - BFE/SPE

 2351-000031                                                          *
 HAND HELD MICROPHONE - FIRST OBSERVER - TELEX - P/N 63
 999-000 - BFE/SPE

 2351-000039                                                          *
 HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-000 -
 BFE/SPE

 2351-000042                                                          *
 CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THR
 EE POSITION

 2351A213A33                                                          *
 AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACK
 S IN THE FLIGHT DECK

 2371-000009                                                          *
 NO MONITOR JACK IN NOSE WHEEL WELL

 2371-000053                                                          *
 SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICRO
 PHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING T
 IME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE

 2433-000008                                                          *
 STANDBY BUS  -  CONNECTION OF AIR TRAFFIC CONTROL (ATC
 ) NO. 1



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-6                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2433-000010                                                          *
 STANDBY POWER - 60-MINUTE CAPABILITY

 2433-000059                                                          *
 STANDBY BUS - CAPTAINS PITOT HEAT - LOAD ADDITION

 2433-000093                                                          *
 STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME

 2451-000036                                                          *
 GALLEY G1 POWER - 12 KVA

 2451-000040                                                          *
 GALLEY G2 POWER - 17.25 KVA

 2451-000049                                                          *
 GALLEY G4B POWER - 29.25 KVA

 2511-000271                                                          *
 SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION

 2513-000033                                                          *
 NO DOCUMENT STOWAGE BOX  -  LEFT SIDE BEHIND CAPTAIN -
  FLIGHT DECK

 2513-000368                                                          *
 DOCUMENT STOWAGE BOX - RIGHT SIDE BEHIND FIRST OFFICER
  - FLIGHT DECK - SFE

 2513-000369                                                          *
 ROLLER SUNSHADES - INSTALLATION - NUMBER 2 AND 3 WINDO
 WS - FLIGHT DECK - SFE

 2520A332B67                                                          *
 BFE CARPET MATERIAL DEFINITION

 2520A332B69                                                          *
 SFE GALLEY AND ENTRYWAY MAT MATERIAL DEFINITION

 2520A560C74                                                          *
 KICKSTRIPS - STAINLESS STEEL


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-7                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2520A560C79                                                          *
 CUSTOM INTERIOR COLOR SCHEME - HARD GOODS AND LAVATORY
  INTERIOR

 2523A560C55                                                          *
 PASSENGER SERVICE UNITS

 2524A560B04                                                          *
 FORWARD LEFT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT

 2524A560C59                                                          *
 CURTAIN AND TRACK - PASSENGER CABIN

 2525A560B11                                                          *
 ATTENDANT SEATS FOR 737NG

 2525A560C64                                                          *
 ECONOMY CLASS PASSENGER SEATING - NEW PROGRAM - BFE

 2527A560B20                                                          *
 FLOOR COVERING - CARPET

 2528A332B99                                                          *
 FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIO
 NED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS

 2528A332C03                                                          *
 SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT -
  PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS

 2528A560B22                                                          *
 LITERATURE POCKETS - SEMI RIGID

 2528A560C77                                                          *
 OVERHEAD STOWAGE BINS WITH HANDRAIL

 2529A560B24                                                          *
 ATTENDANT WORKSTATION

 2530A560B29                                                          *
 G4B GALLEY



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-4-8                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2530A560C71                                                          *
 G1 GALLEY

 2530A560C72                                                          *
 GALLEY SPE COMPONENTS

 2530A560D02                                                          *
 G2 GALLEY

 2540A560B32                                                          *
 LA LAVATORY

 2540A560B33                                                          *
 LD LAVATORY

 2540A560B34                                                          *
 LE LAVATORY

 2552-000117                                                          *
 CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS

 2552-000233                                                          *
 FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.071 INCH
 THICKNESS ALUMINUM

 2552-000235                                                          *
 FLOOR PANELS - AFT CARGO COMPARTMENT - 0.071 THICKNESS

 2552-000253                                                          *
 CEILING LINER - FORWARD CARGO COMPARTMENT - 0.030 THIC
 KNESS BMS-8-223

 2552-000255                                                          *
 CEILING LINER - AFT CARGO COMPARTMENT - 0.030 THICKNES
 S BMS-8-223

 2552-000259                                                          *
 UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 T
 HICKNESS BMS 8-2



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-9                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2552A244B65                                                          *
 SIDEWALL LINER - FORWARD CARGO COMPARTMENT - 0.045 THI
 CKNESS BMS 8-2

 2552A244B66                                                          *
 LOWER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 T
 HICKNESS BMS 8-2

 2552A244B67                                                          *
 STA 731 BULKHEAD - 0.045 THICKNESS BMS 8-2

 2553-000178                                                          *
 SCANDINAVIAN BELLY LOADER (SBC) LOADING SYSTEM, STC CE
 RTIFIED - AFT CARGO COMPARTMENT - 737-800 - BFE/SPE

 2560-000176                                                          *
 HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE

 2560-000269                                                          *
 CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER
 - CAPTAIN'S SEAT BACK

 2560A636A88                                                          *
 CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER -
 EASTERN AERO MARINE - P/N P0723-103 - BFE/SPE

 2561-000003                                                          *
 LIFELINE AT OVERWING EXITS - OVER DOOR PANEL MOUNTING

 2563A289B01                                                          *
 EMERGENCY EVACUATION SIGNAL SYSTEM - 737-800

 2564A560C87                                                          *
 DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT

 2613A560B49                                                          *
 LAVATORY SMOKE DETECTORS  -  737

 2622-000046                                                          *
 APU FIRE EXTINGUISHER BOTTLE - REDUCED WEIGHT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-10                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 2825-000003                                                          *
 APU FUEL BOOST PUMP

 2841-000009                                                          *
 INCREASED FUEL SYSTEM ACCURACY  -  FUEL DENSITOMETERS

 2841-000011                                                          *
 FUEL QUANTITY PRESELECT CAPABILITY ON RIGHT WING FUELI
 NG PANEL

 2844-000014                                                          *
 FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION
 TABLES IN POUNDS

 2911-000042                                                          *
 ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - VIC
 KERS (10-62167)

 2911-000043                                                          *
 AC MOTOR-DRIVEN HYDRAULIC PUMPS  -  ABEX (10-60556)

 3041-000004                                                          *
 FLIGHT COMPARTMENT NUMBER 3 WINDOW HEATING

 3120-000014                                                          *
 ELECTRONIC CLOCK CHRONOMETER SWITCHES - ADDITION - PIL
 OTS' GLARESHIELD

 3131-000143                                                          *
 ACCELEROMETER  -  ALLIEDSIGNAL INC P/N 971-4193-001  -
   BFE/SPE

 3131-000187                                                          *
 DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORD
 S PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/
 SPE

 3131A218A44                                                          *
 DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS
  CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE -ALL
 IEDSIGNAL - P/N 967-0212-002 -BFE/SPE


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-11                                SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3132-000098                                                          *
 AIRBORNE DATA LOADER/RECORDER - ARINC 615 - ALLIEDSIGN
 AL - 964-0401-016 - BFE/SPE

 3133-000045                                                          *
 MULTI-INPUT PRINTER - ALLIEDSIGNAL - ARINC 740 P/N 805
 5515-4507 - BFE/SPE

 3133-000124                                                          *
 ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK SIDEWA
 LL

 3161-000070                                                          *
 ENGINE OIL QUANTITY DISPLAY - QUARTS - ENGINE DISPLAY

 3161-000133                                                          *
 ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE
 DISPLAY UNIT

 3161-000163                                                          *
 CONTROL SURFACE POSITION INDICATION - SYSTEMS DISPLAY

 3162-000018                                                          *
 ATTITUDE COMPARATOR - FLASHING - ADI

 3162-000022                                                          *
 FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI

 3162-000028                                                          *
 RADIO ALTITUDE - BELOW ADI

 3162-000030                                                          *
 RISING RUNWAY - DISPLAYED ON THE ADI

 3162-000036                                                          *
 LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLA
 Y

 3162-000040                                                          *
 BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADI
 O ALTITUDE MINMUMS - PRIMARY FLIGHT DISPLAY


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-12                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3162-000044                                                          *
 TCAS RESOLUTION ADVISORY - VSI

 3162-000046                                                          *
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI

 3162-000051                                                          *
 ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT AND
  FLIGHT DIRECTOR MODE

 3162-000059                                                          *
 MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY

 3162-000079                                                          *
 MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - N
 AVIGATION DISPLAY

 3162-000088                                                          *
 AIRSPEED BUG #5 - ENABLED - 80 KNOT SETTING - MACH AIR
 SPEED INDICATOR

 3162-000218                                                          *
 GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH
  NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY

 3162A213A02                                                          *
 CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PR
 ESENTATION

 3244-000008                                                          *
 SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL

 3245-000049                                                          *
 BRAKES - STEEL - HIGH CAPACITY - BFGOODRICH

 3245-000094                                                          *
 WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIG
 HT WHEELS - BFGOODRICH - INSTALLATION WITH SFE 28 PR,
 225 MPH TIRES


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-13                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3245-000096                                                          *
 WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - BFGOOD
 RICH - INSTALLATION WITH SFE 12 PR, 225 MPH BIAS TIRES

 3246-000018                                                          *
 BRAKE TEMPERATURE MONITORING SYSTEM

 3321-000001                                                          *
 PASSENGER CABIN LIGHTING  -  SINGLE-ZONE CONTROL

 3324-000017                                                          *
 NO SMOKING SIGN - PERMANENT ILLUMINATION

 3342-000033                                                          *
 NOSE GEAR TAXI LIGHT  -  NO AUTOMATIC SWITCHOFF AT RET
 RACTION

 3342-000035                                                          *
 NOSE GEAR TAXI LIGHT  -  250-WATT

 3350A560C96                                                          *
 EMERGENCY ESCAPE PATH LIGHTING - 737 - FLOOR MOUNTED -
  LSI SYSTEM WITH BOEING MONUMENT LIGHTS - SPE

 3412-000023                                                          *
 DUAL ELEMENT ASPIRATED TAT PROBE (FOR FMC)

 3414-000035                                                          *
 STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK

 3423-000023                                                          *
 STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE

 3423A068A07                                                          *
 INTEGRATED STANDBY FLIGHT DISPLAY - PARTIAL PROVISIONS

 3430-000112                                                          *
 ILS/GPS MULTI-MODE RECEIVER(MMR) - ALLIEDSIGNAL - P/N
 066-50029-1101 - BFE/SPE


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-14                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3431A340B03                                                          *
 VHF NAV/DME CONTROL PANEL - INSTALLATION - BFE/SPE GAB
 LES - P/N G7500-03

 3433-000044                                                          *
 RADIO ALTIMETER (RA) - ALLIEDSIGNAL INC - P/N 066-5000
 7-0101 - BFE/SPE

 3443-000036                                                          *
 SINGLE WEATHER RADAR CONTROL PANEL - ALLIEDSIGNAL P/N
 2041223-0414 - BFE/SPE

 3443A218A16                                                          *
 SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEA
 R - ALLIEDSIGNAL TRANSCEIVER P/N 066-50008-0406 - BFE/
 SPE

 3445A065A20                                                          *
 TCAS SYSTEM - ALLIEDSIGNAL TCAS COMPUTER P/N 066-50000
 -2220 - TCAS CHANGE 7 COMPLIANT - BFE/SPE

 3446-000045                                                          *
 STANDARD VOLUME FOR ALTITUDE CALLOUTS

 3446-000048                                                          *
 GROUND PROXIMITY WARNING SYSTEM BANK ANGLE CALLOUT ENA
 BLED

 3446-000049                                                          *
 500 SMART CALLOUT INHIBITED

 3446A636A61                                                          *
 GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS -250
 0, 1000(B), 500(B), 100, 50, 40, 30, 20, 10

 3451-000023                                                          *
 VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-5001
 2-0101 - BFE/SPE



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-15                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3453A065A22                                                          *
 ATC SYSTEM - ALLIEDSIGNAL ATC TRANSPONDER P/N 066-0112
 7-1601 - TCAS CHANGE 7 COMPLIANT - ALLIEDSIGNAL CONTRO
 L PANEL P/N 071-01503-2601 - BFE/SPE

 3455-000020                                                          *
 DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTE
 RROGATOR P/N 066-50013-0101 - BFE/SPE

 3461-000013                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FMC (DUAL)
 AND MCDU - INSTALLATION - SFE

 3461-000119                                                          *
 FMC TEMPERATURE SELECTION  -  DEGREES C DEFAULT

 3461-000127                                                          *
 FMCS - BUILT-IN TEST EQUIPMENT PRINTER RECEPTACLES

 3461-002403                                                          *
 FLIGHT MANAGEMENT COMPUTER (FMC) - GEOMETRIC PATH DESC
 ENT - ENABLE

 3461A135A16                                                          *
 QUIET CLIMB SYSTEM (QCS)

 3461A150B73                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT
 STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE

 3461A207A09                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM - COLOR LCD MULTIPUR
 POSE CONTROL DISPLAY UNITS WITH FANS KEYBOARDS IN LIEU
  OF STANDARD MCDU KEYBOARDS - INSTALLATION

 3461A297A55                                                          *
 FANS PROVISIONS - SUPPLEMENTAL INSTALLATION OF TWO ANN
 UNCIATOR LIGHTS



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-4-16                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3461A425A09                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION
 DATABASE - BOEING SUPPLIED

 3461A425A17                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPE
 RATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEAT
 URE ACTIVATION

 3461A425A23                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- QUICK REFERE
 NCE HANDBOOK (QRH) - TAKEOFF SPEEDS- DISPLAYED

 3461A425A26                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- FLIGHT NUMBE
 R ENTRY ON THE ROUTE PAGE - ENABLE

 3461A425A28                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ALTERNATE DE
 STINATIONS - ENABLE

 3461A425A30                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOI
 NTS- ENABLE

 3461A425A32                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)-MESSAGE RECAL
 L-ENABLE

 3461A425A33                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- RUNWAY DISTA
 NCE REMAINING- FEET

 3461A425A38                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- SPEED AND AL
 TITUDE INTERVENTION- ENABLE

 3461A425A40                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- VERTICAL NAV
 IGATION PROFILE- "VNAV ALT"- ENABLE



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-17                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3461A636A69                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NA
 VIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGES - *
 (*)

 3511-000003                                                          *
 CREW OXYGEN CYLINDER - 115 CU. FT. CAPACITY

 3511-000011                                                          *
 NO REMOTE CREW OXYGEN FILL STATION

 3511A636A67                                                          *
 CREW OXYGEN SYSTEM - CAPTAIN, FIRST OFFICER  AND TWO
 OBSERVERS - FULL FACE MASK - PURITAN BENNETT - SPE

 3520-000180                                                          *
 ATTENDANT OXYGEN MASKS IN ENCLOSED G1/G2 AREA - JAA PA
 RT 25 REQUIREMENT

 3811-000019                                                          *
 POTABLE WATER  -  60 GALLONS CAPACITY  -  SERVICEABLE
 TO 60 GALLONS

 3811-000024                                                          *
 POTABLE WATER SYSTEM  -  NO ADDITIONAL FREEZE PROTECTI
 ON

 3812-000002                                                          *
 NO WATER QUANTITY GAUGE  -  WATER SERVICE PANEL

 3831-000024                                                          *
 NO GRAY WATER LEVEL DRAIN LINE ROUTING - FORWARD CARGO
  HOLD

 3832-000032                                                          *
 VACUUM WASTE SYSTEM  -  MONOGRAM TOILET ASSEMBLIES

 3832-000076                                                          *
 NO SENSOR FOULED LIGHT  -  COVER PLATE


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-4-18                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 3832-000078                                                          *
 NO WASTE QUANTITY GAUGE  -  COVER PLATE

 3910A636A64                                                          *
 AFT ELECTRONICS PANEL ARRANGEMENT - *
   737-800

 3920-000012                                                          *
 AUXILIARY E/E EQUIPMENT E8 RACK - INSTALLATION

 3920-000039                                                          *
 NO  E6 RACK INSTALLATION - COMPLETION OF BASELINE AIRL
 INE AFT CARGO COMPARTMENT

 5200-000036                                                          *
 HOLD-OPEN LOCK (DOWN-TO-RELEASE)  -  ENTRY AND SERVICE
  DOORS

 5300-000027                                                          *
 FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS

 5352A298A28                                                          *
 RADOME- NORDAM- SFE

 5730A298A49                                                          *
 WINGLET INSTALLATION

 7110-000013                                                          *
 HAND PUMP FOR THRUST REVERSER COWL C-DUCTS  -  FLYAWAY
  EQUIPMENT

 7200-000224                                                          *
 SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES

 7200-000415                                                          *
 CFMI INTERNATIONAL PROPULSION SYSTEM

 7200A251A03                                                          *
 CFM56-7 ENGINES - 7B27/B1 FULL RATING



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-4-19                              SA-5

Exhibit A-4 to
Purchase Agreement No. 2241


                                                                       *
CHANGE NO./ TITLE                                                    PRICE
=============================================================    ===============

 7400-000005                                                          *
 ENGINE IGNITERS - AUTOMATIC "ON" AT TAI ="ON" OR FLAPS
 ="NOT UP"

 7700-000024                                                          *
 DEBRIS MONITORING SYSTEM  -  CFM56-7B ENGINES

 7900-000117                                                          *
 LUBRICATING OIL - EXXON 2380

 MISC                                                                 *
 INTERIOR ALLOWANCE

      CR'S   206                                 TOTAL                *




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-4-20                              SA-5

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                     INTERNATIONAL LEASE FINANCE CORPORATION



                  Exhibit A-5 to Purchase Agreement Number 2241


                             MODEL 737-7K2 AIRCRAFT

                            THE ILFC/* CONFIGURATION










----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-5-i                                SA-5

                             AIRCRAFT CONFIGURATION

                             Dated December 29, 2000

                                   relating to

                          BOEING MODEL 737-7K2 AIRCRAFT

                            THE ILFC/* CONFIGURATION

     The Detail Specification is Boeing Detail Specification D019A001*37P-1 dated November 1, 2000 including changes identified below. Such Detail Specification includes the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.






----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-1                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================
 0110-000026                                                          *
 MINOR MODEL 737-700 PASSENGER AIRPLANE
 Disposition Code: ACCPT

 0110-000030                                                          *
 MAJOR MODEL 737-X AIRPLANE
 Disposition Code: ACCPT

 0220-000261                                                          *
 JOINT AVIATION AUTHORITIES TYPE CERTIFICATION VALIDATI
 ON
 Disposition Code: ACCPT

 0221-000026                                                          *
 CERTIFICATION OF TAKEOFF AND LANDING WITH A 15-KNOT TA
 ILWIND
 Disposition Code: ACCPT

 0221A251A11                                                          *
 ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION
  - CFM56-7B24 THRUST RATING
 Disposition Code: ACCPT

 0224-000036                                                          *
 EXTENDED TWIN ENGINE OPERATIONS (ETOPS)
 Disposition Code: ACCPT

 0226-000007                                                          *
 CATEGORY IIIA AUTOMATIC APPROACH AND LANDING
 Disposition Code: ACCPT

 0228-000031                                                          *
 OPERATIONS MANUAL IN JAA FORMAT
 Disposition Code: ACCPT

 0228A248A10                                                          *
 AIRPLANE FLIGHT MANUALS IN JAA FORMAT (NO SUPPLEMENT F
 OR NATIONAL AVIATION AUTHORITY)
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-2                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 0252-000055                                                          *
 METRIC UNITS FOR FLIGHT MANUAL, OPERATIONS MANUAL, FUE
 L QUANTITY SYSTEM, CDS INDICATIONS AND FMCS WEIGHTS
 Disposition Code: ACCPT

 0254-000003                                                          *
 USPHS CERTIFICATE OF SANITARY CONSTRUCTION
 Disposition Code: ACCPT

 0315A639A78                                                          *
 CERTIFIED STRUCTURAL DESIGN AND OPERATIONAL WEIGHTS -
 MAX TAXI AND TAKEOFF WEIGHTS
 Disposition Code: ACCPT

 0315A639A79                                                          *
 CERTIFIED STRUCTURAL DESIGN AND OPERATIONAL WEIGHTS -
 MAX LANDING WEIGHT
 Disposition Code: ACCPT

 0315A639A80                                                          *
 CERTIFIED STRUCTURAL DESIGN AND OPERATIONAL WEIGHTS -
 MAX ZERO FUEL WEIGHT
 Disposition Code: ACCPT

 0320A070A59                                                          *
 RAMP NOISE REDUCTION FEATURE - APU INLET DIFFUSER DUCT
  TREATMENT
 Disposition Code: ACCPT

 0352-000002                                                          *
 CUSTOMIZED LOADING SCHEDULE FOR WEIGHT & BALANCE CONTR
 OL  -  ALIGNMENT CHART LOADING
 Disposition Code: ACCPT

 0360A098F11                                                          *
 WEIGHT COLLECTOR (* 737-700)
 Disposition Code: ACCPT

 1100A070B04                                                          *
 OWNER'S NAMPLATES - FLIGHT COMPARTMENT, ENGINES AND AP
 U
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.


P.A. No. 2241                         A-5-3                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================


 1100A070B34                                                          *
 FLIGHT DECK ID PLACARDS ON MAIN PANEL
 Disposition Code: ACCPT

 1110A639A49                                                          *
 EXTERIOR COLOR SCHEME AND MARKINGS- * - 737-700
 Disposition Code: ACCPT

 1120-000034                                                          *
 REGISTRY MARKINGS ON WING - 20 INCH HEIGHT
 Disposition Code: ACCPT

 1120-000036                                                          *
 ENGINE WARNING STRIPES AND DECALS  -  FUSELAGE
 Disposition Code: ACCPT

 1130-000060                                                          *
 LOWER LOBE CARGO COMPARTMENT LOADING PLACARDS  -  KILO
 GRAMS PER SQUARE METER
 Disposition Code: ACCPT

 1130A639A50                                                          *
 INSTALL INTERIORS PASSENGER COMPARTMENT PLACARDS AND M
 ARKINGS - 737
 Disposition Code: ACCPT

 2130-000010                                                          *
 600 FPM CABIN PRESSURE ASCENT RATE
 Disposition Code: ACCPT

 2130-000014                                                          *
 500 FPM CABIN PRESSURE DESCENT RATE
 Disposition Code: ACCPT

 2158-000002                                                          *
 NO BLOW THROUGH COOLING  -  E8 RACK
 Disposition Code: ACCPT

 2160-000024                                                          *
 CABIN TEMPERATURE INDICATION  -  DEGREES CELSIUS
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-4                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2170-000022                                                          *
 OZONE CONTROL  -  CATALYTIC CONVERTERS
 Disposition Code: ACCPT

 2210-000003                                                          *
 AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCA
 LIZER CAPTURE
 Disposition Code: ACCPT

 2210-000122                                                          *
 AUTOFLIGHT  -  NO CONTROL WHEEL STEERING REVERSION IN
 APPROACH MODE
 Disposition Code: ACCPT

 2210-000124                                                          *
 AUTOFLIGHT  -  FLIGHT DIRECTOR TAKEOFF MODE HEADING SE
 LECT
 Disposition Code: ACCPT

 2210-000128                                                          *
 AUTOFLIGHT - CONTROL WHEEL STEERING WARNING
 Disposition Code: ACCPT

 2210-000130                                                          *
 AUTOFLIGHT  -  AIRSPEED DEVIATION WARNING
 Disposition Code: ACCPT

 2210-000144                                                          *
 AUTOFLIGHT  -  ALTITUDE ALERT  -  200/750 FEET
 Disposition Code: ACCPT

 2210-000220                                                          *
 AUTOFLIGHT - MODE CONTROL PANEL WITHOUT SPEED AND ALTI
 TUDE INTERVENTION
 Disposition Code: ACCPT

 2310A070A29                                                          *
 COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNI
 NG PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEM
 S (8.33 KHZ CAPABLE) -  P/N  G7404-04 - BFE
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-5                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2311A639A81                                                          *
 HF COMMUNICATIONS - SINGLE ROCKWELL HF TRANSCEIVER - P
 /N 622-5272-120 AND ANALOG HF COUPLER - P/N 792-6140-0
 01 - BFE/SPE
 Disposition Code: ACCPT

 2312-000428                                                          *
 VHF COMMUNICATIONS - TRIPLE ALLIEDSIGNAL RTA-44D FM IM
 MUNE ARINC 716/750 VHF TRANSCEIVERS WITH 8.33 KHZ CHAN
 NEL SPACING AND CMC INTERFACE CAPABILITIES - 064-50000
 -0110 - BFE/SPE
 Disposition Code: ACCPT

 2312-000703                                                          *
 VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SP
 ACING
 Disposition Code: ACCPT

 2321-000047                                                          *
 SELCAL - GABLES CONTROL PANEL - P/N G7165-01
 Disposition Code: ACCPT

 2321-000049                                                          *
 SELCAL - MOTOROLA FIVE CHANNEL DECODER - P/N NA138-714
 B - BFE/SPE
 Disposition Code: ACCPT

 2322-000246                                                          *
 MULTIPURPOSE INTERACTIVE DISPLAY UNIT (MIDU) WITH VOIC
 E MODE PROTECTION - ALLIED SIGNAL - P/N 964-0443-002 -
   BFE/SPE
 Disposition Code: ACCPT

 2322-000249                                                          *
 ACARS - PARTIAL PROVISIONS FOR SINGLE ARINC 724B ACARS
 Disposition Code: ACCPT

 2322-000251                                                          *
 ACARS - LIMITED PARTIAL PROVISIONS FOR DUAL ARINC 758
 CMUS, COMPATIABLE WITH EXISTING SINGLE ARINC 724B ACAR
 S PROVISIONS
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-6                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2322-000393                                                          *
 ACARS - ARINC 716 VHF VOICE MODE PROTECTION
 Disposition Code: ACCPT

 2322A213A35                                                          *
 ACARS MANAGEMENT UNIT ARINC 724B UPGRADEABLE TO CMU -
 ALLIEDSIGNAL - INSTALLATION INTO EXISTING PARTIAL PROV
 ISIONS - P/N 965-0758-001 - BFE/SPE
 Disposition Code: ACCPT

 2324-000109                                                          *
 EMERGENCY LOCATOR TRANSMITTER - PROGRAMMING AND FMS LO
 CATION INTERFACE UNIT - PARTIAL PROVISIONS
 Disposition Code: ACCPT

 2324A752A08                                                          *
 EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENC
 Y AUTOMATIC - FIXED, P/N 453-5004  - BFE/SPE
 Disposition Code: ACCPT

 2331A289K25                                                          *
 PRE-RECORDED ANNOUNCEMENT AND BOARDING MUSIC SYSTEM -
 MATSUSHITA - BFE/SPE - *
 Disposition Code: ACCPT

 2331A639A52                                                          *
 PASSENGER ADDRESS (PA) SYSTEM - SELECTED FEATURES - BF
 E/SPE - *
 Disposition Code: ACCPT

 2332-002423                                                          *
 VIDEO ENTERTAINMENT - OVERHEAD VIDEO SYSTEM - PARTIAL
 PROVISIONS  -  VIDEO DISTRIBUTION UNIT (VDU) BASED SYS
 TEMS
 Disposition Code: ACCPT

 2332A289K27                                                          *
 OVERHEAD VIDEO SYSTEM - SONY TRANS COM
 Disposition Code: ACCPT




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-5-7                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2334A289K28                                                          *
 AUDIO ENTERTAINMENT - SONY - DADS - 149 PAX - BFE/SPE
 - *
 Disposition Code: ACCPT

 2342A070B08                                                          *
 FLIGHT ATTENDANT HANDSET - INSTALLATION -  GALLEY G2
 Disposition Code: ACCPT

 2350-000370                                                          *
 OXYGEN MASKS - ACTIVATION OF AUTOMATIC BOOM/MASK MICRO
 PHONE SWITCHING - CAPTAIN'S, FIRST OFFICER'S AND FIRST
  OBSERVER'S STATIONS
 Disposition Code: ACCPT

 2350A070C05                                                          *
 FLIGHT COMPARTMENT AUDIO MUTING - INDIVIDUAL/SPEAKER M
 UTING
 Disposition Code: ACCPT

 2350A198A41                                                          *
 AUDIO SELECTOR PANEL - INSTALLATION - 3 VHF/1 HF (P/N
 10-62090-44)
 Disposition Code: ACCPT

 2350A198A42                                                          *
 INTERPHONE SYSTEM - FLIGHT DECK CALL LIGHT LATCHING -
 ADDITION
 Disposition Code: ACCPT

 2351-000042                                                          *
 CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THR
 EE POSITION
 Disposition Code: ACCPT

 2351A213A32                                                          *
 AUDIO INTEGRATION - INSTALLATION - FIVE PIN AUDIO JACK
 S IN THE FLIGHT DECK
 Disposition Code: ACCPT




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-8                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2351A639A82                                                          *
 BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER, AND
  FIRST OBSERVER - TELEX AIRMAN 750 P/N 64300-108 - SPE
 Disposition Code: ACCPT

 2371-000009                                                          *
 NO MONITOR JACK IN NOSE WHEEL WELL
 Disposition Code: ACCPT

 2371-000053                                                          *
 SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICRO
 PHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING T
 IME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE
 Disposition Code: ACCPT

 2371-000187                                                          *
 COCKPIT VOICE RECORDER - MANUAL-ON/AUTO-OFF SWITCH INS
 TALLATION
 Disposition Code: ACCPT

 2433-000008                                                          *
 STANDBY BUS  -  CONNECTION OF AIR TRAFFIC CONTROL (ATC
 ) NO. 1
 Disposition Code: ACCPT

 2433-000010                                                          *
 STANDBY POWER - 60-MINUTE CAPABILITY
 Disposition Code: ACCPT

 2433-000059                                                          *
 STANDBY BUS - CAPTAINS PITOT HEAT - LOAD ADDITION
 Disposition Code: ACCPT

 2433-000093                                                          *
 STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME
 Disposition Code: ACCPT

 2451-000036                                                          *
 GALLEY G1 POWER - 12 KVA
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-5-9                                SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2451-000040                                                          *
 GALLEY G2 POWER - 17.25 KVA
 Disposition Code: ACCPT

 2451-000049                                                          *
 GALLEY G4B POWER - 29.25 KVA
 Disposition Code: ACCPT

 2511-000271                                                          *
 SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION
 Disposition Code: ACCPT

 2513-000033                                                          *
 NO DOCUMENT STOWAGE BOX  -  LEFT SIDE BEHIND CAPTAIN -
  FLIGHT DECK
 Disposition Code: ACCPT

 2513-000419                                                          *
 NO DOCUMENT STOWAGE BOX - RIGHT SIDE BEHIND FIRST OFFI
 CER - FLIGHT DECK
 Disposition Code: ACCPT

 2513-000420                                                          *
 NO ROLLER SUNSHADES - FLIGHT DECK
 Disposition Code: ACCPT

 2513-000433                                                          *
 CUPHOLDER - INSTALLATION - FIRST OFFICER'S SIDEWALL WI
 THOUT PRINTER OR AUDIO SELECTOR PANEL
 Disposition Code: ACCPT

 2520A289K48                                                          *
 SFE CARPET MATERIAL DEFINITION - *
 Disposition Code: ACCPT

 2520A289K49                                                          *
 SFE GALLEY AND ENTRYWAY MAT MATERIAL DEFINITION - *
 Disposition Code: ACCPT

 2522A289K73                                                          *
 INSULATION BLANKET - WINDOW PLUG PROVISIONS - SFE
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-5-10                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2523A289K42                                                          *
 PASSENGER SERVICE UNITS - 149 PASSENGERS
 Disposition Code: ACCPT

 2524A070A21                                                          *
 CURTAIN AND TRACK - GALLEY G1 TO GALLEY G2
 Disposition Code: ACCPT

 2524A070A23                                                          *
 CURTAIN AND TRACK - FWD FACE LAVATORY LD TO FWD FACE O
 F RH PARTITION
 Disposition Code: ACCPT

 2524A070A25                                                          *
 CURTAIN AND TRACK - LAVATORY LA TO GALLEY G7
 Disposition Code: ACCPT

 2524A070A27                                                          *
 CURTAIN AND TRACK - LAVATORY LD TO AFT RH FULL-HEIGHT
 PARTITION
 Disposition Code: ACCPT

 2525A289A21                                                          *
 ATTENDANT SEATS FOR 737NG
 Disposition Code: ACCPT

 2525A289K55                                                          *
 ECONOMY CLASS PASSENGER SEATING - 149 PAX
 Disposition Code: ACCPT

 2527A289L91                                                          *
 CARPET/MAT TRANSITION STRIP - STAINLESS STEEL
 Disposition Code: ACCPT

 2528A099A30                                                          *
 LITERATURE POCKETS - SEMI RIGID
 Disposition Code: ACCPT

 2528A289K63                                                          *
 ATTENDANT EMERGENCY EQUIPMENT STOWAGE BOXES -  LAVATOR
 Y/PARTITION MOUNTED - SFE
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-11                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2528A289K64                                                          *
 FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIO
 NED FOR PALLETIZED EQUIPMENT
 Disposition Code: ACCPT

 2528A289K65                                                          *
 OVERHEAD STOWAGE BINS
 Disposition Code: ACCPT

 2528A332C00                                                          *
 FIRST MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT -
 PROVISIONED FOR LOOSE ARTICLES
 Disposition Code: ACCPT

 2528A332C04                                                          *
 AFT CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED
 FOR LOOSE ARTICLES
 Disposition Code: ACCPT

 2529A289K66                                                          *
 ATTENDANT WORKSTATION - LAVATORY A
 Disposition Code: ACCPT

 2529A289K69                                                          *
 ATTENDANT WORKSTATION - LAVATORY D
 Disposition Code: ACCPT

 2530A289K35                                                          *
 G2 GALLEY - * - 737-700
 Disposition Code: ACCPT

 2530A289K38                                                          *
 G4B (*/KLM G5)  GALLEY
 Disposition Code: ACCPT

 2530A289K39                                                          *
 G1 GALLEY
 Disposition Code: ACCPT

 2530A289K40                                                          *
 GALLEY G7 (* G3) - FULL-HEIGHT - * - 737-700
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-12                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2530A289L03                                                          *
 GALLEY COMPONENTS - BFE/SPE - * 737-700
 Disposition Code: ACCPT

 2530A289L57                                                          *
 GALLEY G4B - HARDPOINT PROVISION - INSTALLATION - ALTE
 RNATE G4B
 Disposition Code: ACCPT

 2540A289K76                                                          *
 LA LAVATORY
 Disposition Code: ACCPT

 2540A289K77                                                          *
 LD LAVATORY
 Disposition Code: ACCPT

 2540A289M01                                                          *
 LAVATORY LE - PARTIAL PROVISIONS
 Disposition Code: ACCPT

 2552-000117                                                          *
 CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS
 Disposition Code: ACCPT

 2552-000233                                                          *
 FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.071 INCH
 THICKNESS ALUMINUM
 Disposition Code: ACCPT

 2552-000235                                                          *
 FLOOR PANELS - AFT CARGO COMPARTMENT - 0.071 THICKNESS
 Disposition Code: ACCPT

 2552-000253                                                          *
 CEILING LINER - FORWARD CARGO COMPARTMENT - 0.030 THIC
 KNESS BMS-8-223
 Disposition Code: ACCPT

 2552-000255                                                          *
 CEILING LINER - AFT CARGO COMPARTMENT - 0.030 THICKNES
 S BMS-8-223
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-13                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2552-000255                                                          *
 CEILING LINER - AFT CARGO COMPARTMENT - 0.030 THICKNES
 S BMS-8-223
 Disposition Code: ACCPT

 2552-000259                                                          *
 UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 T
 HICKNESS BMS 8-2
 Disposition Code: ACCPT

 2552A244B65                                                          *
 SIDEWALL LINER - FORWARD CARGO COMPARTMENT - 0.045 THI
 CKNESS BMS 8-2
 Disposition Code: ACCPT

 2552A244B66                                                          *
 LOWER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 T
 HICKNESS BMS 8-2
 Disposition Code: ACCPT

 2552A244B67                                                          *
 STA 731 BULKHEAD - 0.045 THICKNESS BMS 8-2
 Disposition Code: ACCPT

 2560-000176                                                          *
 HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE
 Disposition Code: ACCPT

 2560-000269                                                          *
 CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER
 - CAPTAIN'S SEAT BACK
 Disposition Code: ACCPT

 2560A070B09                                                          *
 RECHARGEABLE FLASHLIGHT PARTIAL PROVISIONS, TWO - FLIG
 HT DECK - DME - BFE/SPE
 Disposition Code: ACCPT

 2560A070B10                                                          *
 RECHARGEABLE FLASHLIGHTS, TWO - FLIGHT DECK - DME - BF
 E/SPE
 Disposition Code: ACCPT





----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-14                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2560A289N10                                                          *
 CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER -
 SWITLIK - P/N S51700-7316*001 - BFE/SPE
 Disposition Code: ACCPT

 2560A639A58                                                          *
 PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - DRAGER
 - BFE/SPE
 Disposition Code: ACCPT

 2561-000003                                                          *
 LIFELINE AT OVERWING EXITS - OVER DOOR PANEL MOUNTING
 Disposition Code: ACCPT

 2562A639A59                                                          *
 OVERWATER EMERGENCY EQUIPMENT - 149 PAX CONFIG
 Disposition Code: ACCPT

 2563A289F93                                                          *
 AURAL EMERGENCY EVACUATION SYSTEM - INSTALLATION
 Disposition Code: ACCPT

 2564A289K78                                                          *
 DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT
 Disposition Code: ACCPT

 2622-000047                                                          *
 APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES
 Disposition Code: ACCPT

 2622-000066                                                          *
 APU - AUTOMATIC FIRE EXTINGUISHER DISCHARGE ON FIRE WA
 RNING
 Disposition Code: ACCPT

 2624A289K46                                                          *
 LOW PRESSURE WARNING SYSTEM, BFE LAV FIRE EX BOTTLE AN
 D SMOKE DETECTION LIGHT & HORN MODIFICATION - PARTIAL
 PROVISIONS - LAVATORY
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-15                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 2624A289K47                                                          *
 JAMCO SMOKE DETECTOR SYSTEM WITH MONITORING PANEL/UNIQ
 UE HORN/WIRE INTERFACE
 Disposition Code: ACCPT

 2825-000002                                                          *
 COVER PLATE AND TUBING INSTALLATION  -  NO APU FUEL BO
 OST PUMP
 Disposition Code: ACCPT

 2841-000009                                                          *
 INCREASED FUEL SYSTEM ACCURACY  -  FUEL DENSITOMETERS
 Disposition Code: ACCPT

 2841-000012                                                          *
 FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL
 Disposition Code: ACCPT

 2844-000004                                                          *
 FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION
 TABLES IN KILOGRAMS
 Disposition Code: ACCPT

 2901A070A56                                                          *
 STEEL HYDRAULIC FITTINGS
 Disposition Code: ACCPT

 2911-000042                                                          *
 ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - VIC
 KERS (10-62167)
 Disposition Code: ACCPT

 2911-000044                                                          *
 AC MOTOR-DRIVEN HYDRAULIC PUMPS  -  VICKERS (10-60556)
 Disposition Code: ACCPT

 3041-000004                                                          *
 FLIGHT COMPARTMENT NUMBER 3 WINDOW HEATING
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-16                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3120A198A49                                                          *
 SIXTY MINUTE COUNT DOWN TIMER - FLIGHT DECK INSTALLATI
 ON - KLM 737-900
 Disposition Code: ACCPT

 3131-000143                                                          *
 ACCELEROMETER  -  ALLIEDSIGNAL INC P/N 971-4193-001  -
   BFE/SPE
 Disposition Code: ACCPT

 3131-000187                                                          *
 DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORD
 S PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/
 SPE
 Disposition Code: ACCPT

 3131A070B25                                                          *
 ETHERNET WIRING PROVISIONS IN THE FLIGHT DECK AISLESTA
 ND
 Disposition Code: ACCPT

 3131A218A58                                                          *
 DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS
  CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - HO
 NEY WELL - P/N 967-0212-002 -BFE/SPE
 Disposition Code: ACCPT

 3132A070A42                                                          *
 AIRBORNE DATA LOADER/PORTABLE DATA LOADER (ADL/PDL) SW
 ITCHING CAPABILITY - P61 PANEL
 Disposition Code: ACCPT

 3132A070B13                                                          *
 AIRBORNE DATA LOADER/RECORDER - ARINC 615 - ALLIEDSIGN
 AL - 964-0401-017 - BFE/SPE
 Disposition Code: ACCPT

 3133A070A35                                                          *
 ARINC 744 PRINTER PROVISIONS IN THE FLIGHT DECK AISLES
 TAND
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-17                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3133A541B70                                                          *
 ARINC 744 MULTIPORT FULL FORMAT PRINTER - INSTALLATION
  - MILTOPE P/N 706300-112 - BFE
 Disposition Code: ACCPT

 3135A198A55                                                          *
 AIRCRAFT CONDITION MONITORING SYSTEM (ACMS) - EVENT/PR
 INT SWITCH - INSTALLATION
 Disposition Code: ACCPT

 3161-000069                                                          *
 ENGINE OIL QUANTITY DISPLAY - LITERS - ENGINE DISPLAY
 Disposition Code: ACCPT

 3161-000133                                                          *
 ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE
 DISPLAY UNIT
 Disposition Code: ACCPT

 3161-000163                                                          *
 CONTROL SURFACE POSITION INDICATION - SYSTEMS DISPLAY
 Disposition Code: ACCPT

 3162-000018                                                          *
 ATTITUDE COMPARATOR - FLASHING - ADI
 Disposition Code: ACCPT

 3162-000022                                                          *
 FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI
 Disposition Code: ACCPT

 3162-000027                                                          *
 RADIO ALTITUDE - ABOVE ADI
 Disposition Code: ACCPT

 3162-000040                                                          *
 BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADI
 O ALTITUDE MINMUMS - PRIMARY FLIGHT DISPLAY
 Disposition Code: ACCPT




----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                        A-5-18                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3162-000044                                                          *
 TCAS RESOLUTION ADVISORY - VSI
 Disposition Code: ACCPT

 3162-000046                                                          *
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI
 Disposition Code: ACCPT

 3162-000051                                                          *
 ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT AND
  FLIGHT DIRECTOR MODE
 Disposition Code: ACCPT

 3162-000060                                                          *
 MAP MODE ORIENTATION - HEADING UP - NAVIGATION DISPLAY
 Disposition Code: ACCPT

 3162-000064                                                          *
 RANGE ARCS - NAVIGATION DISPLAY
 Disposition Code: ACCPT

 3162-000080                                                          *
 MANUALLY TUNED VOR SELECTED COURSE LINES INHIBITED - N
 AVIGATION DISPLAY
 Disposition Code: ACCPT

 3162A213A02                                                          *
 CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PR
 ESENTATION
 Disposition Code: ACCPT

 3244-000008                                                          *
 SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL
 Disposition Code: ACCPT

 3245-000049                                                          *
 BRAKES - STEEL - HIGH CAPACITY - BFGOODRICH
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-19                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3245-000094                                                          *
 WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIG
 HT WHEELS - BFGOODRICH - INSTALLATION WITH SFE 28 PR,
 225 MPH TIRES
 Disposition Code: ACCPT

 3245-000098                                                          *
 WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - BFGOOD
 RICH - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIR
 ES
 Disposition Code: ACCPT

 3251-000006                                                          *
 NOSE GEAR STEERING CONTROL  -  FIRST OFFICER STATION
 Disposition Code: ACCPT

 3321-000001                                                          *
 PASSENGER CABIN LIGHTING  -  SINGLE-ZONE CONTROL
 Disposition Code: ACCPT

 3321A289F88                                                          *
 RAPID DECOMPRESSION LIGHTING - REVISION - PASSENGER CO
 MPARTMENT
 Disposition Code: ACCPT

 3321A289K45                                                          *
 FORWARD ENTRY OVERHEAD LIGHT - AUTOMATIC DIMMING WHEN
 FLIGHT DECK DOOR OPEN - *
 Disposition Code: ACCPT

 3342-000033                                                          *
 NOSE GEAR TAXI LIGHT  -  NO AUTOMATIC SWITCHOFF AT RET
 RACTION
 Disposition Code: ACCPT

 3342-000035                                                          *
 NOSE GEAR TAXI LIGHT  -  250-WATT
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-20                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3343A220A06                                                          *
 POSITION/STROBE LIGHTS - REVISION - SEPARATE SWITCHES
 ON P5 OVERHEAD PANEL
 Disposition Code: ACCPT

 3345A198A56                                                          *
 LOGO LIGHTS - SWITCH AUTO MODE - ADDITION
 Disposition Code: ACCPT

 3351A070A37                                                          *
 FLOOR PROXIMITY EMERGENCY ESCAPE PATH MARKING SYSTEM I
 NSTALLATION - BFE - LSI
 Disposition Code: ACCPT

 3412-000023                                                          *
 DUAL ELEMENT ASPIRATED TAT PROBE (FOR FMC)
 Disposition Code: ACCPT

 3414-000035                                                          *
 STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK
 Disposition Code: ACCPT

 3423-000023                                                          *
 STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE
 Disposition Code: ACCPT

 3423A541A07                                                          *
 INTEGRATED STANDBY FLIGHT DISPLAY - PARTIAL PROVISIONS
 Disposition Code: ACCPT

 3430-000186                                                          *
 ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL - P/N 822
 -1152-002 - BFE/SPE
 Disposition Code: ACCPT

 3431A639A84                                                          *
 VHF NAV/DME CONTROL PANEL -INSTALLATION - BFE/SPE GABL
 ES P/N G7500-03
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-21                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3433-000044                                                          *
 RADIO ALTIMETER (RA) - ALLIEDSIGNAL INC - P/N 066-5000
 7-0101 - BFE/SPE
 Disposition Code: ACCPT

 3443-000042                                                          *
 SINGLE WEATHER RADAR CONTROL PANEL - GABLES P/N G7407-
 2 - BFE/SPE
 Disposition Code: ACCPT

 3443A218A16                                                          *
 SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEA
 R - ALLIEDSIGNAL TRANSCEIVER P/N 066-50008-0406 - BFE/
 SPE
 Disposition Code: ACCPT

 3445A065A25                                                          *
 TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 7517900-1000
 3 - TCAS CHANGE 7 COMPLIANT - BFE/SPE
 Disposition Code: ACCPT

 3446-000045                                                          *
 STANDARD VOLUME FOR ALTITUDE CALLOUTS
 Disposition Code: ACCPT

 3446-000048                                                          *
 GROUND PROXIMITY WARNING SYSTEM BANK ANGLE CALLOUT ENA
 BLED
 Disposition Code: ACCPT

 3446-000049                                                          *
 500 SMART CALLOUT INHIBITED
 Disposition Code: ACCPT

 3446A070A40                                                          *
 GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 50
 0, 100, 50, 40, 30, 20, 10, APPROACHING MINIMUMS - MIN
 IMUMS
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.




P.A. No. 2241                         A-5-22                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3451-000023                                                          *
 VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-5001
 2-0101 - BFE/SPE
 Disposition Code: ACCPT

 3453A070C30                                                          *
 ATC SYSTEM - HONEYWELL ATC TRANSPONDER P/N 7517800-100
 02 - GABLES CONTROL PANEL P/N G6990-53 - BFE/SPE
 Disposition Code: ACCPT

 3455-000020                                                          *
 DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTE
 RROGATOR P/N 066-50013-0101 - BFE/SPE
 Disposition Code: ACCPT

 3457-000193                                                          *
 AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALL
 IEDSIGNAL DFA-75B - ADF RECEIVER  P/N 066-50014-0101;
 ADF ANTENNA  P/N 2041683-7507 - BFE/SPE
 Disposition Code: ACCPT

 3457-000282                                                          *
 SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TO
 NE SWITCH - BFE/SPE
 Disposition Code: ACCPT

 3461-000013                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FMC (DUAL)
 AND MCDU - INSTALLATION - SFE
 Disposition Code: ACCPT

 3461-000127                                                          *
 FMCS - BUILT-IN TEST EQUIPMENT PRINTER RECEPTACLES
 Disposition Code: ACCPT

 3461-002150                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - OPTIONAL FE
 ATURE - JAA FLIGHT RULES
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-23                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3461A425A09                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION
 DATABASE - BOEING SUPPLIED
 Disposition Code: ACCPT

 3461A425A17                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPE
 RATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEAT
 URE ACTIVATION
 Disposition Code: ACCPT

 3461A425A23                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- QUICK REFERE
 NCE HANDBOOK (QRH) - TAKEOFF SPEEDS- DISPLAYED
 Disposition Code: ACCPT

 3461A425A26                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- FLIGHT NUMBE
 R ENTRY ON THE ROUTE PAGE - ENABLE
 Disposition Code: ACCPT

 3461A425A28                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ALTERNATE DE
 STINATIONS - ENABLE
 Disposition Code: ACCPT

 3461A425A30                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOI
 NTS- ENABLE
 Disposition Code: ACCPT

 3461A425A32                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)-MESSAGE RECAL
 L-ENABLE
 Disposition Code: ACCPT

 3461A425A34                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- RUNWAY DISTA
 NCE REMAINING- METERS
 Disposition Code: ACCPT



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-24                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3461A425A37                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- SPEED AND AL
 TITUDE INTERVENTION - INHIBIT
 Disposition Code: ACCPT

 3461A425A39                                                          *
 FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- VERTICAL NAV
 IGATION PROFILE- "VNAV ALT"- INHIBIT
 Disposition Code: ACCPT

 3511-000003                                                          *
 CREW OXYGEN CYLINDER - 115 CU. FT. CAPACITY
 Disposition Code: ACCPT

 3511-000011                                                          *
 NO REMOTE CREW OXYGEN FILL STATION
 Disposition Code: ACCPT

 3511-000188                                                          *
 CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE
 - CAPTAIN, FIRST OFFICER, AND TWO OBSERVERS - EROS/SCO
 TT AVIATION - BFE/SPE
 Disposition Code: ACCPT

 3520-000180                                                          *
 ATTENDANT OXYGEN MASKS IN ENCLOSED G1/G2 AREA - JAA PA
 RT 25 REQUIREMENT
 Disposition Code: ACCPT

 3811-000018                                                          *
 POTABLE WATER  -  60 GALLONS CAPACITY  -  SERVICEABLE
 TO 50 GALLONS
 Disposition Code: ACCPT

 3811-000025                                                          *
 POTABLE WATER SYSTEM  -  ADDITIONAL FREEZE PROTECTION
 Disposition Code: ACCPT

 3812-000002                                                          *
 NO WATER QUANTITY GAUGE  -  WATER SERVICE PANEL
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-25                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3831-000016                                                          *
 GRAY WATER LEVEL DRAIN LINE ROUTING - FORWARD CARGO HO
 LD
 Disposition Code: ACCPT

 3832-000032                                                          *
 VACUUM WASTE SYSTEM  -  MONOGRAM TOILET ASSEMBLIES
 Disposition Code: ACCPT

 3832-000077                                                          *
 SENSOR FOULED LIGHT  -  VACUUM WASTE SYSTEM SERVICE PA
 NEL
 Disposition Code: ACCPT

 3832A244C26                                                          *
 WASTE QUANTITY GAUGE  -  VACUUM WASTE SYSTEM SERVICE P
 ANEL
 Disposition Code: ACCPT

 3910A198A60                                                          *
 AFT OVERHEAD PANEL - RELOCATION OF DOME LIGHT AND SERV
 ICE INTERPHONE SWITCHES
 Disposition Code: ACCPT

 3910A639A76                                                          *
 AFT OVERHEAD PANEL ARRANGEMENT - * 737-700
 Disposition Code: ACCPT

 3910A639A77                                                          *
 AFT ELECTRONICS PANEL ARRANGEMENT - * 737-700
 Disposition Code: ACCPT

 3920-000011                                                          *
 AUXILIARY E/E EQUIPMENT E5-1 SHELF - INSTALLATION
 Disposition Code: ACCPT

 3920-000039                                                          *
 NO  E6 RACK INSTALLATION - COMPLETION OF BASELINE AIRL
 INE AFT CARGO COMPARTMENT
 Disposition Code: ACCPT


----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-26                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================

 3920A070B24                                                          *
 PROVISIONS FOR AUXILIARY E/E EQUIPMENT E8 RACK - INSTA
 LLATION
 Disposition Code: ACCPT

 5200-000036                                                          *
 HOLD-OPEN LOCK (DOWN-TO-RELEASE)  -  ENTRY AND SERVICE
  DOORS
 Disposition Code: ACCPT

 5231A289F85                                                          *
 CARGO DOOR - SOLID SKIN
 Disposition Code: ACCPT

 5300A070A45                                                          *
 HEAVY DUTY FLOOR PANELS (NOMEX IN AISLE & GALLEY'S AND
  ALUMINUM UNDER SEATS) THROUGHOUT CABIN
 Disposition Code: ACCPT

 5352A298A28                                                          *
 RADOME- NORDAM- SFE
 Disposition Code: ACCPT

 7200-000121                                                          *
 CFM56-7 ENGINES - 7B24 RATING
 Disposition Code: ACCPT

 7200-000224                                                          *
 SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES
 Disposition Code: ACCPT

 7200-000415                                                          *
 CFMI INTERNATIONAL PROPULSION SYSTEM
 Disposition Code: ACCPT

 7900-000117                                                          *
 LUBRICATING OIL - EXXON 2380
 Disposition Code: ACCPT

 MISC                                                                 *
 INTERIOR ALLOWANCE



----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 2241                         A-5-27                               SA-5

ILF/* 737-7K2
                                                               PRICE PER A/P
CR / TITLE                                                          (in *)
========================================================    ====================


      CR'S   231                                 TOTAL                *











----------
* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.



P.A. No. 2241                         A-5-28                               SA-5